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                                                                   Exhibit 10.45

                    AMENDED AND RESTATED LEASE AND AGREEMENT

                           Dated as of October 7, 1996

                                     between

                    MELLON FINANCIAL SERVICES CORPORATION #4,
                                   as Lessor,

                                       and

                       GENESIS ELDERCARE PROPERTIES, INC.,

                                    as Lessee

ALL RIGHT, TITLE AND INTEREST OF LESSOR UNDER THIS LEASE AND AGREEMENT AND THE PROPERTY SUBJECT HERETO HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF MELLON BANK, N.A., AGENT ("AGENT"), UNDER CERTAIN MORTGAGES, ASSIGNMENTS OF RENTS AND LEASES, SECURITY AGREEMENTS AND FIXTURE FILING STATEMENTS (AS SUCH AGREEMENTS AND INSTRUMENTS MAY BE AMENDED AND/OR SUPPLEMENTED TO THE EXTENT PERMITTED THEREBY), FOR THE BENEFIT OF THE LENDERS REFERRED TO IN SUCH SECURITY INSTRUMENTS. THIS LEASE AND AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AND AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AND AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

SEE SECTION 21.20 FOR THE NATURE OF THIS TRANSACTION AND INTENTION OF THE
PARTIES.

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART NO. 1.


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                                                 TABLE OF CONTENTS

                                               (Lease and Agreement)


                                                                                                              Page
                                                     ARTICLE I

DEFINITIONS; LESSEE LIABILITY...................................................................................  1

                                                    ARTICLE II

LEASE OF SITES; LEASE TERM......................................................................................  2
      SECTION 2.1.  Acceptance and Lease of Sites...............................................................  2
      SECTION 2.2.  Acceptance Procedure........................................................................  2
      SECTION 2.3.  Lease Term..................................................................................  3
      SECTION 2.4.  Lease Renewal...............................................................................  3

                                                    ARTICLE III

OTHER PROPERTY..................................................................................................  4

                                                    ARTICLE IV

RENT............................................................................................................  4

      SECTION 4.1.  Basic Rent..................................................................................  4
      SECTION 4.2.  Supplemental Rent...........................................................................  4
      SECTION 4.3.  Method and Amount of Payment................................................................  4
      SECTION 4.4.  Late Payment................................................................................  5
      SECTION 4.5.  Net Lease; No Setoff; Etc...................................................................  5

                                                     ARTICLE V

UTILITY CHARGES.................................................................................................  7

                                                    ARTICLE VI

RENEWAL OPTION; SALE, RETURN AND PURCHASE OPTIONS...............................................................  7
      SECTION 6.1.  Renewal Option  ............................................................................  7
      SECTION 6.2.  Purchase Option ............................................................................  8
      SECTION 6.3.  Sale Option ................................................................................  8
      SECTION 6.4.  Conditions for Sale of the Sites............................................................  9
      SECTION 6.5.  Early Termination........................................................................... 12
      SECTION 6.6.  Exercise of Options; Failure to Elect....................................................... 13
      SECTION 6.7.  Return of Sites ............................................................................ 13
      SECTION 6.8.  Completion of Facilities.................................................................... 14
      SECTION 6.9.  Failure of Lessee to Sell Sites............................................................. 14

                                                    ARTICLE VII

CONDITION AND USE OF SITES...................................................................................... 18

      SECTION 7.1.  Waivers .................................................................................... 18

                                                   ARTICLE VIII

LIENS; EASEMENTS................................................................................................ 19

      SECTION 8.1.  Liens....................................................................................... 19
      SECTION 8.2.  No Lessor Consent or Liability.............................................................. 19
      SECTION 8.3.  Easements .................................................................................. 19

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                                                    ARTICLE IX
                                             MAINTENANCE AND REPAIR;

ALTERATIONS AND ADDITIONS....................................................................................... 21

      SECTION 9.1.  Maintenance and Repair; Compliance With Law................................................. 21
      SECTION 9.2.  Alterations................................................................................. 22
      SECTION 9.3.  Title to Alterations........................................................................ 24
      SECTION 9.4.  Maintenance and Repair Reports.............................................................. 25
      SECTION 9.5.  Permitted Contests.......................................................................... 25

                                                     ARTICLE X

USE............................................................................................................. 26

                                                    ARTICLE XI

INSURANCE....................................................................................................... 26

      SECTION 11.1.  Required Coverages......................................................................... 26
      SECTION 11.2.  Delivery of Insurance Certificates......................................................... 28

                                                    ARTICLE XII

ASSIGNMENT AND SUBLEASING....................................................................................... 29

      SECTION 12.1.  Assignment and Subletting.................................................................. 29
      SECTION 12.2.  Sublease Subordination..................................................................... 31

                                                   ARTICLE XIII

LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE....................................................................... 32

      SECTION 13.1.  Event of Loss; Condemnation or Casualty.................................................... 32
      SECTION 13.2.  Application of Payments Relating to an Event of Loss....................................... 33
      SECTION 13.3.  Application of Certain Payments Relating to a Condemnation................................. 33
      SECTION 13.4.  Casualty .................................................................................. 33
      SECTION 13.5.  Other Dispositions......................................................................... 34
      SECTION 13.6.  Negotiations   ............................................................................ 34
      SECTION 13.7.  No Rent Abatement.......................................................................... 35

                                                    ARTICLE XIV

NON-INTERFERENCE................................................................................................ 35

      SECTION 14.1.  Non-Interference........................................................................... 35
      SECTION 14.2.  Certain Duties and Responsibilities of Lessor.............................................. 35

                                                    ARTICLE XV

INSPECTION AND REPORTS.......................................................................................... 36

      SECTION 15.1.  Inspection................................................................................. 36
      SECTION 15.2.  Reports ................................................................................... 36

                                                    ARTICLE XVI

OWNERSHIP, GRANT OF SECURITY INTEREST AND FURTHER ASSURANCES.................................................... 36

      SECTION 16.1.  Grant of Security Interest................................................................. 36
      SECTION 16.2.  Attorney-in-Fact........................................................................... 37

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


                                                   ARTICLE XVII

LEASE EVENTS OF DEFAULT......................................................................................... 38

                                                   ARTICLE XVIII

ENFORCEMENT..................................................................................................... 41

      SECTION 18.1.  Remedies .................................................................................. 41
      SECTION 18.2.  Proceeds of Sale; Deficiency............................................................... 45
      SECTION 18.3.  Grant and Foreclosure on Lessee's Estate................................................... 45
      SECTION 18.4.  Remedies Cumulative; No Waiver; Consents................................................... 46

                                                    ARTICLE XIX

RIGHT TO PERFORM FOR LESSEE..................................................................................... 46

                                                    ARTICLE XX

LESSOR LIENS.................................................................................................... 47

                                                    ARTICLE XXI

MISCELLANEOUS................................................................................................... 47

      SECTION 21.2.  Severability............................................................................... 47
      SECTION 21.3.  Notices.................................................................................... 48
      SECTION 21.4.  Amendment; Complete Agreements............................................................. 48
      SECTION 21.5.  Headings................................................................................... 48
      SECTION 21.6.  Original Lease ............................................................................ 48
      SECTION 21.7.  GOVERNING LAW  ............................................................................ 48
      SECTION 21.8.  Discharge of Lessee's Obligations by its Affiliates........................................ 49
      SECTION 21.9.  Liability of Lessor Limited................................................................ 49
      SECTION 21.10. Estoppel Certificates...................................................................... 49
      SECTION 21.11. No Joint Venture........................................................................... 50
      SECTION 21.12. No Accord and Satisfaction................................................................. 50
      SECTION 21.13. No Merger.................................................................................. 50
      SECTION 21.14. Successor Lessor........................................................................... 51
      SECTION 21.15. Survival................................................................................... 51
      SECTION 21.16. Transfer of Sites to Lessee or any other Person............................................ 51
      SECTION 21.17. Enforcement of Certain Warranties.......................................................... 51
      SECTION 21.18. Investment of Security Funds............................................................... 52
      SECTION 21.19. Recording of Lease Supplements............................................................. 52
      SECTION 21.20. Nature of Transaction...................................................................... 53


      SCHEDULE I - Description of Initial Sites

      EXHIBIT A  - Form of Lease Supplement and Memorandum of Lease and Agreement

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Lease Agreement

         THIS AMENDED AND RESTATED LEASE AND AGREEMENT dated as of October 7, 1996 (as amended, supplemented, or otherwise modified from time to time, this "Lease"), is between MELLON FINANCIAL SERVICES CORPORATION #4, a Pennsylvania corporation, as Lessor and as mortgagee ("Lessor"), and GENESIS ELDERCARE PROPERTIES, INC., a Pennsylvania corporation and a wholly-owned subsidiary of Genesis, as Lessee and as mortgagor ("Lessee").

         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

                                    ARTICLE I

                          DEFINITIONS; LESSEE LIABILITY

         This Lease is an amendment and restatement of an existing Lease and Agreement dated as of July 24, 1996 (the "Original Lease") and the existing Lease Supplements under such Lease and Agreement relating to the Sites identified on Schedule I hereof, which Lease Supplements shall continue to be in full force and effect hereunder.

         For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Amended and Restated Participation Agreement dated as of October 7, 1996, by and among Lessee, Lessor, the Lenders identified therein, and Mellon Bank, N.A., as Agent (the "Participation Agreement"). All obligations imposed on the "Lessee" in this Lease shall be the full recourse liability of Lessee and no obligation or liability of Lessee hereunder or under any other Operative Document shall be limited by reason of any provision of any Ground Lease restricting the liability of "Landlord" thereunder.

         This Lease refunds, refinances and replaces that certain Acquisition Credit Agreement, dated as of September 29, 1995, as amended, among Genesis Health Ventures, Inc. ("Genesis"), certain of its subsidiaries, Mellon Bank, N.A., ("Mellon") as Agent, Citibank, N.A. ("Citibank") as Co-Agent and the lenders named therein, which agreement supplemented that certain Amended and Restated Credit Agreement, dated as of September 29, 1995, as amended, among Genesis, certain of its subsidiaries, Mellon as Issuer of Letters of Credit, Mellon as agent and Citibank as co-Agent, which agreement refunded, refinanced and replaced that certain Credit Agreement, dated as of November 22, 1993, among Genesis, certain of its subsidiaries, Mellon as agent and the lenders named therein. The obligations hereunder are secured and



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Lease Agreement

superior in right of payment to the obligations under those certain Debentures issued pursuant to the 1993 Indenture (as hereinafter defined). This Lease (including all amendments and supplements hereto including, without limitation, any amendments which may increase the amount of this facility) is a "Credit Facility" within the meaning of that certain Indenture, dated as of June 15, 1995, between Genesis and Delaware Trust Company as Trustee (the "1995 Indenture") and constitutes "Senior Indebtedness" within the meaning of that certain Indenture, dated as of November 30, 1993, between Genesis and First Fidelity Bank, N.A., Pennsylvania as Trustee (the "1993 Indenture"). From and after the execution and delivery of the 1996 Indenture and the issuance of the notes thereunder, this Lease (including all amendments and supplements hereto including, without limitation, any amendments which may increase the amount of this facility) will be a "Credit Facility" within the meaning of the 1996 Indenture.

                                   ARTICLE II

                           LEASE OF SITES; LEASE TERM

         SECTION 2.1. Acceptance and Lease of Sites. On each Site Acquisition Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, hereby agrees to accept delivery on such Site Acquisition Date of the portion of the Land Interests together with any Facilities thereon (or, with respect to the Non-Acquired Land Interests, the ground lease of such Non-Acquired Land Interest and the Facilities located on such Non-Acquired Land Interests) to be delivered on such Site Acquisition Date pursuant to the terms of the Participation Agreement and simultaneously to lease (or in the case of such Non-Acquired Land Interests, sublease) such portion of the Land Interests together with any Facilities thereon to Lessee hereunder, and Lessee, subject to the satisfaction or waiver of the conditions set forth in
Article III of the Participation Agreement, hereby agrees, expressly for the direct benefit of Lessor, to lease commencing on such Site Acquisition Date from Lessor for the Lease Term, such portion of the Land Interests together with any Facilities thereon to be delivered on such Site Acquisition Date, and with respect to any Facilities constructed thereon pursuant to the Construction Agency Agreement, such Facilities automatically (without further act) commencing on expiration or termination of the Construction Period applicable to such Facilities. Lessee has heretofore accepted delivery and entered into a lease, pursuant to the Original Lease, with Lessor of the Sites known as the NHCA Sites.


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Lease Agreement

         SECTION 2.2. Acceptance Procedure. Lessor hereby authorizes a Responsible Officer of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery of the portion of the Site(s) identified on the applicable Advance Request. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee as of each Site Acquisition Date, of a Lease Supplement in the form of Exhibit A hereto or in such other form as may be reasonably acceptable to the Agent and Lessor (in each case, appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of the Site(s) which are the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein. Any Facility constructed on an Undeveloped Site pursuant to the Construction Agency Agreement shall be deemed to be included in the Leasehold Estate as of the date of expiration or termination of the Construction Period applicable to such Facility.

         SECTION 2.3. Lease Term. Unless earlier terminated, the term of this Lease shall consist of the Basic Term, commencing on and including July 24, 1996 and ending on the date (the "Basic Term Expiration Date") which is five years thereafter (i.e., July 24, 2001) and the Renewal Term, if exercised and effective (collectively, the "Lease Term"); provided, that with respect to the Developed Sites and the Undeveloped Sites (but only in respect of the Land Interest portion of such Undeveloped Sites, including any Non-Acquired Land Interest), the commencement of the Basic Term shall be the relevant Site Acquisition Date for each such Site (which, in the case of the NHCA Sites shall be July 24, 1996, as provided in Section 3.2(s) of the Participation Agreement); provided, further, that with respect to the Facility to be constructed on any Undeveloped Site, the commencement of the Basic Term shall be upon the expiration or termination of the Construction Period for such Undeveloped Site and the end of the Basic Term with respect to such Facility shall be upon the Basic Term Expiration Date. Any provision of this Lease or any other Operative Document to the contrary notwithstanding, Lessee acknowledges that Lessor's sole interest in the Non-Acquired Land Interests, if any, is as ground lessee, and Lessor is hereby subleasing such Non-Acquired Land Interests to Lessee; and Lessor and Lessee specifically agree that this Lease and the remedies available to Lessor for Lessee's default hereunder shall apply to the Non-Acquired Land Interests, notwithstanding that such Land Interests are not owned by Lessor, and Lessee shall pay as and when due all ground rent applicable to any Non-Acquired Land Interest and shall perform all obligations of the ground lessee under any Ground Lease accruing prior to the Lease Termination Date with respect to such Land Interest.

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Lease Agreement

         SECTION 2.4. Lease Renewal. Subject to the consent of Lessor and the Lenders pursuant to Section 2.10 of the Participation Agreement, Lessee may elect to renew this Lease for one five-year renewal term (the "Renewal Term") commencing upon the expiration of the Basic Term (the "Renewal Term Commencement Date") and ending on the date which is five years after the Renewal Term Commencement Date, as provided in Article VI and in the applicable Lease Supplement.

                                   ARTICLE III

                                 OTHER PROPERTY

         Lessee may from time to time own or hold under lease from Persons other than Lessor, furniture, trade fixtures and equipment located on or about the Sites that is not subject to this Lease. Lessor shall from time to time, upon the reasonable request, and at the cost and expense of Lessee, which request shall be accompanied by such supporting information and documents as Lessor may reasonably require, promptly acknowledge in writing to Lessee or other Persons that the particular items of furniture, trade fixtures and equipment in question are not part of the related Site and that, subject to the rights of Lessor under any other Operative Documents, Lessor does not own or have any other right or interest in or to such furniture, trade fixtures and equipment.

                                   ARTICLE IV

                                      RENT

         SECTION 4.1. Basic Rent. Lessee shall pay to Agent, for the benefit of Lessor and the Lenders, the amounts of Basic Rent during the Basic Term and, if applicable, the Renewal Term, determined in accordance with the definition of "Basic Rent" on each Payment Date.

         SECTION 4.2. Supplemental Rent. Lessee shall pay to Agent, for the benefit of Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, to so pay such Agent or other Person), any and all Supplemental Rent promptly as the same shall become due and payable and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent (i) any and all


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Lease Agreement

Additional Costs, and (ii) any Transaction Costs not paid by Lessor, as further described in Section 9.9 of the Participation Agreement.

         SECTION 4.3. Method and Amount of Payment. As long as any obligations remain outstanding under the Loan Agreement, Basic Rent and Supplemental Rent shall be paid to Agent (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) on the due date therefor at such place as Agent shall specify in writing to Lessee at least two (2) Business Days prior to the due date therefor. Agent, on behalf of Lessor, shall notify Lessee of the applicable LIBO Rate or Prime Rate, as applicable, promptly upon the determination thereof. Each payment of Rent shall be made by Lessee prior to 12:00 noon Philadelphia time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable to Lessor, Agent or any Lender) shall be immediately available on the scheduled date when such payment shall be due, unless the scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day (unless the result of such extension would be to carry such payment into the next calendar month, in which event such payment shall be made on the next preceding Business Day). The provisions of the foregoing sentence of this
Section 4.3 shall be applicable only to Basic Rent and to Supplemental Rent payable to, or on behalf of or for the account of, Lessor, any Lender, Agent and any other Indemnitee. Any amounts payable by Lessee to Lessor hereunder shall be payable in accordance with Section 9.16 of the Participation Agreement.

         SECTION 4.4. Late Payment. If any Basic Rent shall not be paid when due (not taking into account any applicable grace period), Lessee shall pay to Agent on behalf of Lessor and the Lenders, or if any Supplemental Rent payable to or on behalf or for the account of Lessor, any Lender, Agent or other Indemnitee is not paid when due (not taking into account any applicable grace period), Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the initial due date thereof (not taking into account any applicable grace period) to but excluding the Business Day of payment thereof at the Overdue Rate.

         SECTION 4.5. Net Lease; No Setoff; Etc. This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental

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Lease Agreement

Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts, throughout the Basic Term and the Renewal Term, if applicable, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of the Sites, or any failure of the Sites to comply with all Applicable Laws and Regulations, including any inability to occupy or use the Sites by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Sites or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of the Sites or any part thereof, including eviction; (d) any defect in title to or rights to the Sites or any Lien on such title or rights or on the Sites; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent, any Lender or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent, any Lender or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the Overall Transaction; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Authority; any restriction, prevention or curtailment of or any interference with the construction on or any use of any Site or any part thereof; or (l) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in
Section 6.5 or Article XIII of this Lease, this Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Laws and Regulations, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or


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Lease Agreement

reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Section 6.5 or Article XIII of this Lease, Lessee shall, unless prohibited by Applicable Laws and Regulations, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Sites and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.

                                    ARTICLE V

                                 UTILITY CHARGES

         Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on a Site during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to a Site for a billing period during which this Lease expires or terminates (except pursuant to Section 6.2, in which case Lessee shall be solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.


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Lease Agreement

                                   ARTICLE VI

                RENEWAL OPTION; SALE, RETURN AND PURCHASE OPTIONS

         SECTION 6.1. Renewal Option. Subject to the consent of Lessor and the Lenders pursuant to Section 2.10 of the Participation Agreement, Lessee shall have the right, at its option, to request the Participants to renew all (but not less than all) of the Lease Supplements for the Renewal Term, commencing immediately following the expiration of the Basic Term. In order to exercise such option, Lessee shall give irrevocable written notice thereof to Lessor no earlier than fifteen (15) months and no later than twelve (12) months prior to the end of the Basic Term and no Lease Payment/Bankruptcy Default or Lease Event of Default shall have occurred and be continuing at the time of exercise and at the commencement of the Renewal Term. If the Renewal Term is applicable, Lessee shall continue to pay Rent, including Basic Rent (upon the terms agreed to by Lessee and the Participants for the Renewal Term), during the Renewal Term on each Payment Date occurring during the Renewal Term. All of the provisions of this Lease shall remain in effect during the Renewal Term.

         SECTION 6.2. Purchase Option. Lessee will have the right, at its option and upon ten (10) months prior written notice (which notice shall be irrevocable) to Lessor prior to expiration of the Lease Term, to purchase all (but not less than all) of the Sites then subject to the Lease Supplements at a price equal to the Purchase Option Exercise Amount (the "Purchase Option"). If Lessee shall have elected to purchase the Sites, Lessor shall, upon discharge of the Lien of the Mortgages pursuant to the provisions thereof, and the payment in full of an amount sufficient to retire the Notes and pay in full the Equity Amount, and the payment of all accrued but unpaid Rent and breakage fees, if any, plus all other amounts (including, without limitation, all Supplemental
Rent), fees and expenses then due and payable, transfer by quitclaim deed (or quitclaim ground lease assignment) all of Lessor's right, title and interest in and to the Sites to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor Liens), and re-assign to Lessee, as Construction Agent, any Construction Documents previously assigned by Lessee, as Construction Agent, to Lessor, against payment by Lessee of the Purchase Option Exercise Amount in immediately available funds. Lessee, at its option, may assign its right to exercise the Purchase Option by written notice thereof to Agent and Lessor; provided that (i) Lessee shall be bound by any exercise of the Purchase Option by the assignee, (ii) such assignee shall be bound by the provisions of this Article VI applicable to the Purchase Option, and (iii) no such assignment shall release Lessee from its obligations under this

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Lease Agreement

Article VI and, without limitation, Lessee shall remain primarily liable to Lessor for the payment of all amounts due under this Article VI in respect of the Purchase Option.

         SECTION 6.3. Sale Option. If no Lease Payment/Bankruptcy Default or Lease Event of Default shall have occurred and be continuing, then Lessee may cause all (but not less than all) of the Sites subject to the Lease Supplements to be sold on the last day of the Lease Term for cash to a purchaser or purchasers not affiliated in any way with Lessee (the "Sale Option"); provided that each Land Interest and the Facility thereon shall be sold to the same Person and all Land Interests and all Facilities thereon shall be sold to one or more Persons in the same transaction; and provided further that in connection with the sale of each Facility located on a Non-Acquired Land Interest, Lessee shall be obligated to sell the related Land Interest as well. In the event Lessee timely elects the Sale Option, on the last day of the Lease Term, Lessee will pay as Supplemental Rent to Lessor the amounts determined in accordance with Section 6.4(b) until the Lease Balance and all other amounts payable under the Operative Documents have been paid in full.

         SECTION 6.4.  Conditions for Sale of the Sites.

                  (a) In the event that the Sale Option is applicable, Lessee shall cause all (but not less than all) of the Sites to be sold in accordance with the procedures set forth in this Section 6.4. In order to exercise the Sale Option, Lessee shall give notice of its election of the Sale Option effective at the expiration of the Basic Term or Renewal Term, as the case may be, not later than ten (10) months prior to such expiration, which exercise shall be irrevocable, and any failure of Lessee to so elect the Sale Option shall be deemed an election of the Purchase Option pursuant to Section 6.2. Subject to the preceding sentence, during the period commencing on the date ten (10) months prior to the scheduled end of the Basic Term or the Renewal Term, as the case may be, Lessee, on behalf of Lessor, shall use best commercial efforts, as nonexclusive agent for Lessor, to obtain the highest cash bids for the purchase of the Sites and, in the event it receives any bid, Lessee shall, within five
(5) Business Days after receipt thereof and at least twenty (20) Business Days prior to the Lease Termination Date, certify to Lessor and Agent in writing the amount and terms of such bid, and the name and address of the party or parties (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee has an understanding or arrangement regarding the future use of the Sites by Lessee or such Affiliate, but who may be Lessor or a Lender, any Affiliate thereof or any Person contacted by a Lender) submitting such bid. Lessee will keep Agent

Lease Agreement

promptly informed of the material terms of any proposed bid. Lessee shall bear its own expenses and pay, as Supplemental Rent, the reasonable expenses of Lessor, Agent and each Lender in connection with any such bidding and sale process pursuant to this Section 6.4 including any recapture costs incurred under government-funded healthcare programs, as well as all costs and expenses incurred by any party (including a buyer or potential buyer) to place the Sites in the condition required by Section 9.1 and costs of repairs, Alterations or improvements desired by such buyer.

                  (b) In the event that Lessee contemplates accepting any bid which, upon payment of all amounts under Section 6.4(b), shall result in any portion of the Lease Balance or any other amount due under the Operative Documents remaining outstanding (a "Loss Bid"), Lessee shall notify Agent and Lessor in writing (a "Loss Bid Notice") of such fact and the calculation thereof prior to accepting any such bid; and in the event of such bid, any Participant may submit a bid to Lessee not later than thirty (30) days after the date of such notice from Lessee. On or before the Lease Termination Date, so long as no Lease Event of Default or Lease Payment/Bankruptcy Default shall have occurred and be continuing, and subject to the release of the security interest with respect to the Sites under the Mortgages: (i) Lessee shall transfer all of Lessee's right, title and interest in the Sites, or cause the Sites to be transferred, to the bidder(s), if any, which shall have submitted the highest bid therefor at least twenty (20) (or, in the case of a Participant, any Affiliate thereof or Person contacted by a Participant, five (5)) Business Days prior to such Lease Termination Date, in the same manner and in the same condition and otherwise in accordance with all the terms of this Lease; (ii) subject to prior or concurrent payment by Lessee of all amounts due under clause
(iii) of this sentence, Lessor shall exercise such rights as it has to cause the Sites to be released from the Lien of the Mortgages and shall, without recourse or warranty (except as to the absence of Lessor Liens), transfer by quitclaim deed Lessor's right, title and interest in and to the Sites for cash to such bidder(s); and (iii) Lessee shall simultaneously pay or cause to be paid to Lessor in immediately available funds an amount equal to the sum of (p) all unpaid Basic Rent due on or prior to the Lease Termination Date, and all Supplemental Rent due on or prior to such date and any other amounts due and payable by Lessee to Lessor, Agent and each Lender plus (q) the gross sale proceeds of the Sites sold by Lessor (the "Proceeds"); plus (r) the Applicable Percentage Amount. To the extent the sum of the Proceeds plus the Applicable Percentage Amount shall exceed the Lease Balance, upon receipt of the amounts described in clause (p) of the preceding sentence, Lessor shall apply the amount of Proceeds equal to such

Lease Agreement

excess to the amount payable by Lessee under clause (r); provided, that to the extent that the Proceeds alone shall exceed the Lease Balance, upon receipt of the Proceeds and the amounts described in clause (p) of the preceding sentence, Lessor shall pay the amount of such excess to Lessee. For purposes of clause
(q), with respect to the gross sales proceeds relating to the sale of the Non-Acquired Land Interests and the related Facilities, such gross proceeds shall be allocated between Lessee's interest in such Non-Acquired Land Interest (as the owner thereof) and Lessor's interest in such Non-Acquired Land Interest (as the ground lessee thereof) and in the Facility thereon based upon the respective Fair Market Sales Values of Lessee's interest in such Non-Acquired Land Interest and Lessor's interest in such Non-Acquired Land Interest and the Facility thereon as determined by an appraisal conducted, at Lessee's expense, by an appraiser of nationally recognized standing, selected and engaged by the Required Participants; provided, that the maximum portion of the gross sales proceeds allocated to any Non-Acquired Land Interest shall be Lessee's cost for such Non- Acquired Land Interest as set forth in the applicable Lease Supplement. The "Applicable Percentage Amount" shall be based upon the Applicable Percentage for the Lease Supplement applicable to such Site, and shall be determined in accordance with the definition thereof in Appendix 1 to the Participation Agreement. The "Applicable Percentage" for each Lease Supplement shall be determined on or about the date of acquisition by Lessor of the related Undeveloped Site or as soon thereafter as Lessor obtains sufficient information to make a determination for financial accounting purposes and shall be set forth in the Lease Supplement; provided that the maximum "Applicable Percentage Amount" will be determined as the greatest amount which would not cause the present value at the beginning of the Lease Term of the minimum lease payments (including, without limitation, such Applicable Percentage Amount), as determined in accordance with generally accepted accounting principles, to equal or exceed ninety percent (90%) of the Fair Market Sales Value, at the beginning of this Lease, of the applicable Site. The Applicable Percentage for any Lease Supplement shall in no event be less than eighty percent (80%).

                  (c) If Lessee exercises the Sale Option and a Loss Bid Notice is to be provided pursuant to Section 6.4(b), then as a condition to Lessee's right to consummate the Sale Option pursuant to Sections 6.3 and 6.4, Lessee shall cause to be delivered to Lessor not later than five (5) Business Days prior to the Lease Termination Date, at Lessee's sole cost and expense, a report in form and substance reasonably satisfactory to the Agent and Lessor from an Appraiser selected by Lessee and

Lease Agreement

reasonably acceptable to the Agent and Lessor (the "End of Term Report") to establish the reason for any impairment to the value of any of the Sites which are being sold for less than the Allocated Amount applicable to such Site. Without limiting the indemnities provided in the Operative Documents, on the Lease Termination Date, Lessee shall pay to Agent, on behalf of Lessor and the Lenders, an amount equal to the Shortfall Amount that the End of Term Report demonstrates was the result of any impairment to the value in any of the Sites due to:

         (i) the existence of any Hazardous Materials, Environmental Concern Materials or violations of Environmental Laws with respect to a Site occurring or discovered after the date such Site becomes subject to the Lease (regardless of the Person so discovering any of the foregoing), or

         (ii) any restoration or rebuilding carried out by Lessee or any failure of Lessee to complete any Alterations, restoration or rebuilding, or

         (iii) any easements or other actions described in clauses (i) through (viii) of Section 8.3, or

         (iv) the failure of Lessor to have good and marketable title to any Site free and clear of all Liens (including Permitted Liens (other than Lessor Liens)) and exceptions to title caused by the acts or omissions of Lessee or any Affiliate or Subtenant.

As used herein, the term "Shortfall Amount" means the excess, if any, of (i) the Lease Balance over (ii) the sum of the Proceeds plus the Applicable Percentage Amount.

         SECTION 6.5.  Early Termination.

                  (a) Commencing July 24, 1998 and provided that no Lease Payment/Bankruptcy Default or Lease Event of Default shall have occurred and be continuing (or any such defaults are cured contemporaneously with the consummation of the purchase option under this Section 6.5(a)), Lessee shall have the option to purchase all (but not less than all) of the Sites on the next scheduled Payment Date for an amount equal to, without penalty, the Lease Balance plus all other amounts then due under the Lease and the other Operative Documents, including, without limitation, accrued but unpaid Rent and breakage fees, if any, plus all other amounts, fees and expenses then due and payable.

Lease Agreement

                  (b) On any scheduled Payment Date on or prior to July 24, 1997, Lessee may, at its option, by giving at least ninety (90) days' advance written notice to Lessor, purchase all (but not less than all) of the Sites for an amount equal to the Lease Balance, accrued but unpaid Rent and breakage fees, if any, all other amounts, fees and expenses then due and payable plus a prepayment fee equal to 50 basis points of the Lease Balance. On any scheduled Payment Date after July 24, 1997, but prior to July 24, 1998, Lessee may, at its option, by giving at least ninety (90) days' advance written notice to Lessor, purchase all (but not less than all) of the Sites for an amount equal to the Lease Balance, accrued but unpaid Rent and breakage fees, if any, all other amounts, fees and expenses then due and payable, plus a prepayment fee equal to 25 basis points of the Lease Balance.

         SECTION 6.6. Exercise of Options; Failure to Elect. In order to exercise any of its purchase or sale options under this Lease (other than under Section 6.5), Lessee shall give irrevocable written notice to Lessor not less than twelve (12) months prior to the end of the Basic Term, that Lessee intends to exercise one of the options provided in this Article VI and specifying such option. If Lessee shall fail to deliver such written notice in the time required, Lessee shall be deemed to have elected to exercise the Purchase Option pursuant to Section 6.2. Lessee's election (or deemed election) of the Purchase Option will be irrevocable at the time it is made (or deemed made). If Lessee has elected the option to sell the Sites under Section 6.3, such option shall be automatically revoked and such election shall be deemed of no effect if, on or after the date Lessee elects such option, there exists or occurs a Lease Event of Default or Lease Payment/Bankruptcy Default or Lessee shall fail in any manner fully to comply with this Article VI, in which case Lessee shall be automatically deemed to have elected the Purchase Option pursuant to Section 6.2.

         SECTION 6.7. Return of Sites. Unless the Sites shall have been transferred to Lessee pursuant to Section 6.2 or 6.5, Lessee shall, on the Lease Termination Date, and at its own expense, transfer the Sites (together with the reports described in Section 9.4 relating thereto) to the independent purchaser thereof pursuant to Section 6.3, free and clear of all Liens other than Permitted Exceptions and Lessor Liens, in as good condition as they were on the Document Closing Date, ordinary wear and tear excepted, and in compliance with all Applicable Laws and Regulations and the other requirements of Article IX (and in any event without (x) any asbestos installed or maintained in any part of the Site, (y) any polychlorinated byphenyls (PCBs) in, on or used, stored or located at the Site,

Lease Agreement

and (z) any other Hazardous Materials). Lessee shall cooperate with the independent purchaser of the Site in order to facilitate the ownership and operation by such purchaser of the Site after the Lease Termination Date, including providing all books, reports and records regarding the maintenance, repair and ownership of the Site and all data and technical information relating to the physical operation and maintenance of the Site, granting or assigning (to the extent permitted by law) all licenses necessary for the operation and maintenance of the Site and cooperating in seeking and obtaining all necessary Governmental Action. Lessee shall have also paid the total cost for the completion of all Alterations commenced prior to the Lease Termination Date. The obligation of Lessee under this Article VI regarding the Purchase Option shall survive the expiration or termination of this Lease, except if Lessee duly and timely exercises the Sale Option and performs its obligations under Sections 6.3 and 6.4, or Lessee duly and timely exercises its rights under Section 6.5 and performs its obligations thereunder. Unless Lessee shall have exercised or been deemed to have exercised its option to purchase the Sites, then after the date which is twelve (12) months prior to the Lease Termination Date, Lessor shall at Lessee's expense be entitled to perform such investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance required by this Section 6.7 and as to the compliance with Environmental Laws of the Site, as it deems appropriate. Lessee, at its sole cost and expense, shall cause the repair or other remediation of any discrepancies between the actual condition of the Site and the condition required under the Lease, such repair or remediation to be completed not later than the expiration of this Lease.

         SECTION 6.8. Completion of Facilities. In the event that any Facility becomes subject to this Lease pursuant to Sections 2.1 and 2.2 prior to Completion thereof due to the termination of the Construction Period applicable thereto under Section 5.1 of the Construction Agency Agreement, Lessee (at its cost) shall diligently pursue construction of such Facility in accordance with the construction-related provisions of the Operative Documents (including those set forth in the provisions of Article III of the Participation Agreement, notwithstanding that the Participants shall not be obligated to make any Advances in respect of such construction) and shall cause the Completion of such Facility not later than the earlier to occur of (x) the date which is twelve
(12) months after the Site Acquisition Date for the Site on which such Facility is being constructed and (y) the original expiration date of the Construction Period for such Facility, not taking into account the early termination of such

Lease Agreement

Construction Period; provided that the dates described in clauses (x) and (y) for such Facility shall be subject to extension for Force Majeure delays not to exceed ninety (90) days in the aggregate.

         SECTION 6.9. Failure of Lessee to Sell Sites. If Lessee shall exercise the Sale Option and shall fail to arrange for the sale of all of the Sites on or before the Lease Termination Date in accordance with and subject to the provisions of Sections 6.4 and 6.6, then Lessee and Lessor hereby agree as follows:

                  (a) On the Lease Termination Date, Lessee shall (i) pay to Agent (on behalf of the Participants) the Applicable Percentage Amount and (ii) Lessee will do both of the following:

                           (1) at the option of Agent (on behalf of the
                  Participants), either (x) cancel the sale of the Sites for which Lessee has arranged a sale (in which case, all Sites will constitute "unsold Sites" under this Section 6.9) or (y) sell the Sites for which Lessee has arranged a sale pursuant to the provisions of Sections 6.4 and 6.6; and

                           (2) at the option of Agent (on behalf of the
                  Participants), either (x) tender to Lessor possession of the unsold Sites or (y) continue to lease the unsold Sites during a holdover period (the "Holdover Period") and in the case of such holdover, Lessee shall continue to market, on a non-exclusive basis, the Sites for sale on behalf of Lessor in accordance with the provisions of the Lease. For each such Site, such Holdover Period shall expire on the earlier of (x) the sale of such Site and (y) the reduction of the Lease Balance to zero and the payment by Lessee of all Basic Rent, Supplemental Rent and all other amounts then due and payable under the Operative Documents, and (z) written notice by Agent, as Agent for the Lenders, of a date specified for the termination of such Holdover Period with respect to such Site. The Basic Rent payable by Lessee for the Sites during any Holdover Period shall be applied first to payment of the portion of Basic Rent set forth in clauses (i) and (ii) of the definition thereof, with any excess being applied to reduce such Lease Balance. Any Proceeds from the sale of any Sites during the Holdover Period will be applied to reduce the Lease Balance, with such application being allocated first to the Lenders in respect of the

Lease Agreement

                  remaining amount of the Notes (i.e., that portion of the outstanding principal balance of the Notes in excess of the Applicable Percentage Amount), and second to the Equity Amount. If and when the Lease Balance shall be reduced to zero, (i) any further Proceeds from the sale of any remaining Sites shall be remitted to Lessee for its own account, (ii) at the request of either Lessor (or Agent on Lessor's behalf) or Lessee, Lessor will transfer to Lessee or its designee, and Lessee will accept or cause its designee to accept the transfer of, all remaining Sites by quitclaim deed, and Lessee shall pay or cause to be paid all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses of counsel to the Participants) in connection with such transfer.

         Agent shall not make the elections under clause (1)(y) and clause
         (2)(x) above without receiving (x) the consent of the Lenders if after giving effect to such partial sale and payment by Lessee of the Applicable Percentage Amount, any portion of the principal of and accrued interest on the Notes will remain outstanding, and (y) the consent of the Lessor if after giving effect to such partial sale and payment by Lessee of the Applicable Percentage Amount, any portion of the Equity Amount or accrued Yield will remain outstanding.

                  (b) On or after the Lease Termination Date, Agent, on behalf of Lessor and the Lenders, shall have the right, but not the obligation, to sell the Sites for such purchase price and upon such terms as Agent shall determine in its sole discretion. In the event that Agent shall so elect to sell the Sites, Agent shall notify each of Lessor, Lessee and the Lenders thereof, and each shall have the right to submit a bid and/or to cause any other Person to submit a bid to Agent not later than twenty (20) Business Days prior to the date Agent desires to sell the Sites (as set forth in the aforementioned notice thereof); provided, however, that Agent, on behalf of Lessor and the Lenders, shall have the right, in its sole discretion, from time to time, to defer such proposed sale date, in which event, the rights of Lessee, Lessor and each Lender to submit a bid and/or to cause any other Person to submit a bid to Agent shall be extended to the date that is twenty (20) Business Days prior to the revised proposed sale date. At no time shall Agent be obligated to accept any bid for the sale of the Sites (whether such bid was obtained by Lessee, Lessor, any Lender or otherwise) or to consummate any proposed sale.

Lease Agreement

                  (c) At any time and from time to time on or after the Lease Termination Date, Agent, on behalf of Lessor and the Lenders, shall have the right to withdraw from the Sale Deposit (other than the portion thereof constituting the Applicable Percentage Amount) amounts to pay, or reimburse itself for the payment of, expenses of Lessor, Agent and each Participant in connection with any bidding and sale (or proposed sale, whether or not consummated) described in clause (b). In the event that there are insufficient funds remaining from the Sale Deposit to pay such expenses, Lessee shall pay such expenses from time to time upon demand.

                  (d) Contemporaneously with the consummation of any sale of the Sites by Lessee or Agent pursuant to this Section 6.9, (i) Lessee will transfer all of Lessee's right, title and interest in the Sites to be transferred to the purchaser, (ii) subject to prior or concurrent payment by Lessee of all amounts due under clause (iii) of this sentence and receipt by Lessor of Proceeds from such sale, Lessor shall exercise such rights as it has to cause the Sites to be released from the Lien of the Mortgages and shall, without recourse or warranty (except as to the absence of Lessor Liens), transfer by quitclaim deed Lessor's right, title and interest in and to the Sites for cash to such purchaser; and (iii) Lessee shall simultaneously pay or cause to be paid to Agent, on behalf of Lessor and the Lenders, in immediately available funds an amount equal to all unpaid Basic Rent and all Supplement Rent due on or prior thereto and any other amounts due and payable by Lessee to Lessor, Agent and each Lender. Any Proceeds in excess of the sum of (x) the Lease Balance, plus (y) all unpaid Basic Rent and all Supplemental Rent due on or prior thereto and any other amounts due and payable by Lessee to Lessor, Agent and each Lender, shall be remitted to Lessee promptly after receipt.

                  (e) Until a sale of the Sites by Lessee or Agent pursuant to this Section 6.9, Lessee shall be bound by all of the obligations and duties of Lessee under this Lease, notwithstanding the occurrence of the Lease Termination Date.

                  (f) Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee's breach of any provisions of this Lease (including Article VI), whether occurring prior to, on or after the Lease Termination Date, including Lessee's breach of any of its

Lease Agreement

         obligations under Sections 6.3 and 6.4, including the right to sue Lessee for damages.

                  (g) To the greatest extent permitted by law, Lessee hereby unconditionally and irrevocably waives, and releases Lessor and Agent from, any right to require Lessor or Agent to sell the Sites at all or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect the Sale Option, its ability to sell the Sites on or prior to the Lease Termination Date and its right thereafter to submit a bid or to cause any other Person to submit a bid to Agent pursuant to Section 6.9(b) in the event Agent shall elect to sell the Sites, shall constitute full and complete protection of Lessee's interest hereunder.

                                   ARTICLE VII

                           CONDITION AND USE OF SITES

         SECTION 7.1. Waivers. LESSEE ACKNOWLEDGES AND AGREES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE SITES, LESSEE IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING, CHANGE ORDERS AND CONSTRUCTION OF THE FACILITIES AND ANY ALTERATIONS. The Sites are let by Lessor "AS IS" in their present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Site, (c) any state of facts which an accurate survey or physical inspection might show (including any survey delivered on or prior to the Document Closing Date or the Completion Date), (d) all Applicable Laws and Regulations, and (e) any violations of Applicable Laws and Regulations which may exist at the commencement of the Lease Term. Lessee has examined the Site and (insofar as Lessor is concerned) has found the same to be satisfactory. NEITHER LESSOR, AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE SITES OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE SITES, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SITES, OR ANY PART THEREOF, AND NEITHER LESSOR, AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE SITES, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS, except that Lessor hereby represents and warrants that the Site is and shall be free of Lessor Liens. Lessee has been afforded full

Lease Agreement

opportunity to inspect the Sites, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence (other than Lessor Liens), as between Lessor, Agent and the Lenders, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article VII have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, Agent or the Lenders, express or implied, with respect to the Sites (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

                                  ARTICLE VIII

                                LIENS; EASEMENTS

         SECTION 8.1. Liens. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien, defect, attachment, levy, title retention agreement or claim upon any Site or Alteration, or with respect to the Sites, any Basic Rent or Supplemental Rent, the title thereto, or any interest therein, including all Liens which arise out of the possession, use, occupancy or construction of the Sites or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or by reason of the financing of any Alterations constructed by or for the benefit of Lessee and not financed by Lessor, except in all cases Permitted Liens. With respect to all Liens other than Permitted Liens, Lessee shall promptly, but not later than thirty (30) days (or, in the case of non-consensual Liens, sixty (60) days) after the filing thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond in a manner reasonably satisfactory to Lessor any such Lien if the same shall arise at any time.

         SECTION 8.2. No Lessor Consent or Liability. Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Site or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR NOR ANY LENDER OR AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A SITE OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND

Lease Agreement

THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, AGENT OR ANY LENDER IN AND TO ANY SITE.

         SECTION 8.3. Easements. Subject to Section 3.4 of the Construction Agency Agreement (which shall take precedence over these provisions during the Construction Period with respect to any Undeveloped Site) and notwithstanding the foregoing paragraph, at the request of Lessee, Lessor shall, from time to time during the Lease Term and upon at least thirty (30) days' prior written notice from Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way, party wall rights and other rights in the nature of easements, with or without consideration, (ii) release or termination of easements, licenses, rights of way, party wall rights or other rights in the nature of easements which are for the benefit of a Site or any portion thereof, with or without consideration, (iii) dedication or transfer of portions of a Site, not improved with a building, for road, highway or other public purposes, with or without consideration, (iv) execution of petitions to have a Site or any portion thereof annexed to any municipal corporation or utility district, (v) execution of agreements for the use and maintenance of common areas, for reciprocal rights of parking, ingress and egress and amendments to any covenants and restrictions affecting a Site or any portion thereof, with or without consideration, (vi) request to any Authority for platting or subdivision or replatting or resubdivision approval with respect to a Site or any portion thereof or any parcel of land of which a Site or any portion thereof forms a part or a request for any variance from zoning, (vii) creation of a governmental special benefit district for public improvements and collection of special assessments in connection therewith, in lump sum or installments, and (viii) execution and delivery of any instrument appropriate to confirm or effect such grant, release, dedication, transfer request or such other matter, document or proceeding. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

                  (a) any such action shall be at the sole cost and expense of Lessee, and Lessee shall pay all reasonable out-of-pocket costs of Lessor, Agent and the Lenders in connection therewith (including, without limitation, the reasonable fees of attorneys (including allocated costs of internal counsel of Agent);

                  (b) Lessee shall have delivered to Lessor a certificate of a Responsible Officer of Lessee stating that:

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                           (1) such action will not cause the Site or any
         portion thereof to fail to comply in any respect with the provisions of the Lease or any other Operative Documents and in any material respect with all Applicable Laws and Regulations (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);

                           (2) all governmental consents or approvals required prior to such action have been obtained, and all filings required prior to such action have been made;

                           (3) such action will not result in any material down-zoning of the Site or any portion thereof or a material reduction in the maximum density or development rights available to the Site under all Applicable Laws and Regulations;

                           (4) this Lease and Lessee's obligations hereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, defense or deduction;

                           (5) such action will not materially reduce the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Site or Lessor's interest therein; and

                           (6) such action will not impose or create any liability or obligation on Lessor;

                  (c) all consideration received in connection with such action shall be paid to Lessee; and

                  (d) no Lease Event of Default shall have occurred and be continuing.

                                   ARTICLE IX

                             MAINTENANCE AND REPAIR;

                            ALTERATIONS AND ADDITIONS

         SECTION 9.1. Maintenance and Repair; Compliance With Law. Lessee, at its own expense, shall at all times (a) maintain the Sites in good repair and condition, subject to ordinary wear and tear, and in safe repair and condition (all whether involving interior or exterior, structural or nonstructural, ordinary or

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extraordinary, and foreseen or unforeseen circumstances); (b) except to the extent Section 9.5 shall apply, maintain, manage and monitor the Sites in accordance with all Applicable Laws and Regulations, whether or not such maintenance requires structural modifications, noncompliance with which (i) would have a material adverse effect on Lessee's right to use the Sites or Lessee's business or financial condition, (ii) would cause any of the results enumerated in Section 9.5 hereof, (iii) would materially adversely affect the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Sites, or (iv) would materially adversely affect Lessor's interest in the Sites; (c) comply with the standards imposed by any insurance policies required to be maintained hereunder which are in effect at any time with respect to the Sites or any part thereof; (d) maintain, manage and monitor the Sites in accordance with all applicable contracts, including service contracts and insurance contracts; (e) conduct maintenance and repair under the same programs and subject to the same standards as Lessee or its Affiliates shall maintain and repair other healthcare facilities owned, leased or operated by Lessee or its Affiliates; (f) cause the Sites to continue to have at all times the capacity and functional ability to be used for, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection and repair) and in commercial operation, the purposes for which it was specifically designed; (g) maintain appropriate and customary written environmental operations and maintenance plans (including, where appropriate for asbestos-containing materials) for the Sites; and (h) procure, maintain and comply in all material respects with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Sites and for the use, operation, maintenance, repair and restoration of the Facilities. Lessee waives any right that it may now have or hereafter acquire to (x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Sites or (y) make repairs at the expense of Lessor pursuant to any Applicable Laws and Regulations or other agreements.

         SECTION 9.2.  Alterations.

                  (a) At Lessee's own cost and expense, (i) Lessee shall make alterations, renovations, improvements and additions to any Site(s) or any part thereof and substitutions and replacements therefor (collectively, "Alterations") so long as such Alterations are (A) made to repair or maintain the Site(s) in the condition required by Section 9.1; (B) necessary in order for the Site(s) to be in compliance with Applicable Laws and Regulations; or (C) necessary or advisable to restore the Site(s) to their

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condition existing prior to a Casualty or Condemnation; and (ii) so long as no
Lease Event of Default or Lease Payment/Bankruptcy Default has occurred and is continuing, Lessee may undertake Alterations on one or more Sites so long as such Alterations comply with Applicable Laws and Regulations and with Section
9.1 and subsection (b) of this Section 9.2.

                  (b) The making of any Alterations must be in compliance with the following requirements; provided that in the case of any Alteration required by an emergency or by Applicable Laws and Regulations, Lessee shall (x) promptly notify Agent thereof, (y) not be bound by the provisions of clause (1) below and
(z) effect such Alteration in a manner to avoid (or minimize if it is not possible to avoid) any violation of clause (5) below:

                  (1) No such Alterations with a cost exceeding $500,000 (or, in the case of related Alterations at any one Site, with an aggregate cost exceeding $500,000) shall be made or undertaken except upon not less than thirty days' prior written approval of Agent, which approval shall not be unreasonably withheld. For any Alterations which are subject to this clause (1), if Agent, in its good faith judgment, believes that such Alterations may violate the provisions of clause (5) below, Agent (on behalf of the Participants) may engage an appraiser of nationally recognized standing, at Lessee's expense, to determine (by appraisal methods satisfactory to Agent) the projected Fair Market Sales Value of any Facility following the completion of Alterations relating thereto and may delay its approval until receipt of such appraisal.

                  (2) Lessee shall not make any Alterations in violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Site.

                  (3) No Alterations shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations relating to such Alterations of all municipal and other Authorities having jurisdiction over the Site. Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

                  (4) The Alterations shall be expeditiously completed in a good and workmanlike manner and in compliance with all

Lease Agreement

         Applicable Laws and Regulations then in effect and the standards imposed by any insurance policies required to be maintained hereunder.

                  (5) All Alterations shall, when completed, be of such a character as to not materially adversely affect the Fair Market Sales Value, utility, remaining economic useful life or residual value of the Site from its Fair Market Sales Value, utility, remaining economic useful life or residual value immediately prior to the making thereof or, in the case of Alterations being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation.

                  (6) Lessee shall have made adequate arrangements for payment of the cost of all Alterations when due so that the Site shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Site, other than Permitted Liens; provided, that Lessee shall have the right to contest the amount claimed by any such supplier of labor or materials in accordance with the applicable provisions of Section 9.5.

         SECTION 9.3. Title to Alterations. Title to Alterations shall without further act vest in Lessor and shall be deemed to constitute a part of the related Site and be subject to this Lease in the following cases:

                  (a) such Alterations shall be in replacement of or in substitution for a portion of the Facilities and/or the Sites;

                  (b) such Alterations shall be required to be made pursuant to the terms of Section 9.1 or 9.2(a)(i) hereof; or

                  (c)  such Alterations shall be Nonseverable.

                  Lessee, at Lessor's request, shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Alterations to Lessor.

                  If such Alterations are not within any of the categories set forth in clauses (a) through (c) of this Section 9.3, then title to such Alterations shall vest in Lessee and such Alterations shall not be deemed to be Alterations which are part of the Site.

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Lease Agreement

                  All Alterations to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Laws and Regulations and no Lease Event of Default or Lease Payment/Bankruptcy Default is continuing, be removed at any time by Lessee. Any such Alterations shall be removed by Lessee at its expense if Lessor shall so request prior to the return of the Site to Lessor or sale of the Site in accordance with the provisions of this Lease, and Lessee shall at its expense repair any damage to the Site caused by the removal of such Alterations. Lessor (or the purchaser of the applicable
Site) may purchase from Lessee Alterations (if not already owned by Lessor) which Lessee notifies Lessor that Lessee intends to remove from the Site prior to the return of the Site to Lessor or sale of the Site, which purchase shall be at the Fair Market Sales Value of such Alterations. Title to any Lessee Alterations shall vest in Lessor (or the purchaser of the applicable Site) if not removed from the Site by Lessee prior to the return of the Site to Lessor or sale of the Site.

         SECTION 9.4. Maintenance and Repair Reports. Lessee shall keep maintenance and repair reports in sufficient detail, and as customary for owners of commercial real estate, to indicate the nature and date of major work done. Lessee shall prepare and maintain appropriate and customary written operations and maintenance plans (including, where appropriate for asbestos-containing materials) for the Sites. Such reports and plans shall be kept on file by Lessee at its offices during the Lease Term, and shall be made available to Lessor upon reasonable request. Lessee shall give notice to Lessor and Agent of any Condemnation or Casualty the cost to repair which is reasonably expected by Lessee to exceed $250,000, promptly after Lessee has knowledge thereof.

         SECTION 9.5. Permitted Contests. If, to the extent and for so long as
(a) a test, challenge, appeal or proceeding for review of any Applicable Laws and Regulations or any Governmental Action relating to any Site or to the operation or maintenance of any Facility shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee or (b) compliance with such Applicable Laws and Regulations or such Governmental Action shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance, Lessee shall not be required to comply with such Applicable Laws and Regulations or such Governmental Action but only if and so long as any such test, challenge, appeal, proceeding or noncompliance shall not, in the reasonable opinion of Lessor, involve (A) any meaningful risk of (1) foreclosure, forfeiture or loss of a Site, (2) criminal liability being imposed on Lessor, Agent, any Lender or

Lease Agreement

the Site or (3) the nonpayment of Rent or (B) any substantial danger of (1) the sale of, or the creation of any Lien (other than a Permitted Lien) on, any part of the Site, (2) material civil liability being imposed on Lessor, Agent, any Lender or the Site, (3) the extension of the ultimate imposition of such Applicable Laws and Regulations or such Governmental Action beyond the last day of the Lease Term, or (4) enjoinment of, or interference with, the use, possession or disposition of the Site in any material respect. Lessee shall provide Lessor with notice of any contest of the type described in clause (a) above in detail sufficient to enable Lessor to ascertain whether such contest may have an effect of the type described in clauses (b)(A) and (B) above.

                  Lessor will not be required to join in any proceedings pursuant to this Section 9.5 unless a provision of any Applicable Laws and Regulations requires, or, in the good faith opinion of Lessee, it is helpful to Lessee that such proceedings be brought by or in the name of Lessor; and in that event Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as no Lease Event of Default or Lease Payment/Bankruptcy Default is continuing and Lessee pays all related expenses.

                                    ARTICLE X

                                       USE

         Each Site shall be used, during its Construction Period, in a manner consistent with the Construction Agency Agreement, and thereafter, Lessee may use each Site as a health care facility and for related ancillary purposes, or in such other manner reasonably acceptable to Lessor and Agent in their sole discretion. Lessee shall not use any Site or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Sales Value, utility, remaining useful life or residual value of the Site or that would create a materially increased risk of environmental liability or that would violate or conflict with, or constitute or result in a violation or default under (a) any Applicable Laws and Regulations whether now existing or hereafter in effect, foreseen or unforeseen, except to the extent permitted by
Section 9.5, (b) any insurance policies required by Article XI, or (c) any Operative Document. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Sites as contemplated by this Lease and the Construction Agency Agreement. Lessee shall not commit or permit any waste of the Sites or any part thereof.

Lease Agreement

                                   ARTICLE XI

                                    INSURANCE

         SECTION 11.1. Required Coverages. Lessee will keep insured all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations, and carry such other insurance as is usually carried by such corporations, provided that in any event Lessee will maintain:

                  (a) Commercial General Liability Insurance. Combined single limit insurance against claims for bodily injury, death or third-party property damage occurring on, in or about each Site (including adjoining streets and sidewalks) in an amount at least equal to $5,000,000 per person and $5,000,000 per occurrence (subject to a maximum deductible of $350,000 per occurrence) and $5,000,000 for property damage per occurrence, with a minimum general annual limit of $5,000,000 and a minimum of $15,000,000 excess of such coverage.

                  (b) Property Insurance. Insurance against loss of damage covering each Site or any portion thereof by reason of any Peril (as defined below) in an amount (subject to such deductibles and/or self-insurance in such maximum amounts as is approved by Agent from time to time, such approval not to be unreasonably withheld) at least equal to such minimum amounts as are carried by corporations owning and/or operating healthcare facilities comparable to the Sites; provided, however, that at no time shall the amount of such coverage be less than replacement cost.

                  (c) Workers' Compensation Insurance. Lessee shall, in the construction of the Facilities (including in connection with any Alterations thereof) and the operation of the Sites, comply with the applicable Workers' Compensation laws and protect Lessor, Agent and the Lenders against any liability under such laws.

                  (d) Builder's Risk Insurance. During the construction of any Alteration, Lessee shall also maintain, for the benefit of Lessor, all-risk Builders' Risk Insurance in an amount equal to the greater of the replacement value of the applicable Facility and Alteration and the then outstanding Allocated Amount of the applicable Site.

                  (e) Flood Insurance. For any Site located in a special flood hazard area (as defined in National Flood Insurance

Lease Agreement

Reform Act), Lessee shall maintain flood insurance, for the benefit of Lessor, Agent and the Lenders, in an amount at least equal to the then outstanding Allocated Amount of the applicable Site. Prior to the date hereof and from time to time upon Lessor's request, Lessee shall deliver to Lessor evidence reasonably satisfactory to Lessor for each Site establishing whether such Site is located in a special flood hazard area.

                  (f) Other Insurance. Such other insurance, including worker's compensation insurance, malpractice or professional liability insurance, automobile liability (if applicable) and business interruption insurance, in each case as is generally carried by owners of similar properties in such amounts and against such risks as are then customary for properties similar in use.

                  Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of "A-" (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "X" (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Required Participants. In the case of liability insurance maintained by Lessee, it shall name Agent, together with Lessor, as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Agent, together with Lessor, as mortgagees and loss payees. Each policy referred to in this Section 11.1 shall provide that: (i) it will not be cancelled, materially modified or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days' prior written notice to Agent; (ii) the interests of Agent and Lessor shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any Person having an interest in a Site or the Facility thereon; (iii) such insurance is primary with respect to any other insurance carried by or available to Agent and Lessor; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Agent or Lessor; and (v) such policy shall contain a cross-liability clause providing for coverage of Agent and Lessor as if separate policies had been issued to each of them. Lessee will notify Agent promptly of any policy cancellation, reduction in policy limits, modification or amendment. The term "Peril" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil

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commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all risk endorsement" then in use in the Commonwealth of Pennsylvania.

         SECTION 11.2. Delivery of Insurance Certificates. On or before the Document Closing Date, Lessee shall deliver to Agent and Lessor certificates of insurance satisfactory to Agent and Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Lease Term, at the time each of Lessee's insurance policies is renewed (but in no event less frequently than once each year), Lessee shall deliver to Agent and Lessor certificates of insurance evidencing that all insurance required by Section 11.1 to be maintained by Lessee with respect to the Sites is in effect.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLEASING

         SECTION 12.1.  Assignment and Subletting.

                  (a) Lessee may not assign, mortgage or pledge, in whole or in part, any of its right, title or interest in, to or under this Lease or any portion of the Sites to any Person (including an Affiliate of Lessee) at any time, and any such assignment, mortgage or pledge shall be void; provided, however, that without the consent of Lessor, Lessee may assign this Lease to a single-purpose, wholly-owned, direct or indirect Subsidiary of Genesis (the "Permitted Assignee") provided that the following conditions are met:

                  (i) The Permitted Assignee must be incorporated under the laws of the State of Delaware or the Commonwealth of Pennsylvania;

                  (ii) No Lease Event of Default or Lease Payment/Bankruptcy Default shall have occurred and be continuing;

                  (iii) The Permitted Assignee shall, prior to or simultaneously with the assignment, enter into an assumption agreement, which agreement shall include all of the representations, warranties and covenants contained in this Lease;

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                  (iv) Genesis and its Material Subsidiaries shall, prior to or simultaneously with the assignment of the Lease deliver a reaffirmation of the Guaranties; and

                  (v) Lessee shall deliver an opinion of counsel for the Permitted Assignee, reasonably acceptable to Lessor and Agent, dated as of the date of the assignment, stating that the Permitted Assignee has the legal capacity to perform and fulfill all of the obligations and liabilities contained in the Lease, and containing other matters as reasonably requested by Lessor and Agent.

Lessee may not sublease, in whole or in part, any of its right, title or interest in, to or under this Lease or any portion of the Sites to any Person at any time, and any such sublease shall be void and of no force or effect; provided, however, that without the consent of Lessor, Lessee may sublease any Site to a wholly-owned direct or indirect Subsidiary of Genesis (any such permitted sublease is hereinafter referred to as a "Sublease"). Any such permitted sublessee under any Sublease described in this Section 12.1(a) shall hereinafter be referred to as a "Subtenant."

                  Regardless of Lessor's consent, no subletting shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor from any other Person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one subletting of one Site shall not be deemed consent to any subsequent or further subletting of such Site or any other Site. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said successor.

                  (b) Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to all Subleases entered into by Lessee in accordance with Section 12.1(a), now or hereafter in effect, including but not limited to all rents and other sums payable to Lessee under each such Sublease. Lessor shall have no obligation to perform, and Lessee shall not by reason of such assignment be relieved of its obligation to perform, any of Lessee's covenants or agreements under this Lease or covenants or agreements of Lessee, as sublessor, under any such Sublease; provided that, upon the termination of this Lease or upon termination of Lessee's right to possess the Site following a Lease Event of Default (the date of such termination shall be referred to herein as the "Turnover Date") the following shall

Lease Agreement

apply: (A) if Lessee acquires ownership of the Site in accordance with the terms of this Lease or if Lessee's right to possess the Site has been terminated following a Lease Event of Default then, subject to the provisions of Article XVIII, Lessee shall continue to be liable for all obligations under the Subleases; or (B) if Lessee does not acquire ownership of the Site, (i) Lessee shall continue to be liable for any obligations under the Subleases accruing or arising prior to the Turnover Date and for any tenant improvement obligations arising or accruing prior to the later of (x) the Turnover Date and (y) the scheduled termination date of the Basic Term or the Renewal Term or the Extended Renewal Term, as applicable, and (ii) with respect to any Subleases not terminated in accordance with Section 12.2(b), Lessor (or any successor owner of the Site (the "Designated Owner")) shall assume and be liable for, subject to the limitations on the liability of the Designated Owner set forth in Section
12.2 and subject to the limitations on the liability of Lessee set forth in
Article XVIII, Lessee's obligations under the Subleases other than those referred to in clause (i) above. Prior to the Turnover Date, Lessee shall have the right to collect and enjoy all rents and other sums of money payable under any Sublease and Lessee shall have the right to modify, extend, amend or terminate any or all of the Subleases (except that Lessee shall not have the right to amend or modify any Sublease, the effect of which would be to cause a Qualified Subtenant (defined below) to become a non-Qualified Subtenant, unless the modification also revises the language required in the Sublease pursuant to
Section 12.2(a) hereof to be consistent with the language required by Section 12.2(c) hereof.

         SECTION 12.2.  Sublease Subordination.

                  (a) In the case of any proposed Sublease with a Subtenant, not less than thirty days prior to the consummation of such Sublease (or in the case of a Sublease to be entered into within ten days after the Document Closing Date, not later than the fifth day after the Document Closing Date), Lessee shall deliver to Lessor each of the following: (i) a certification of Lessee identifying the proposed Subtenant in question and confirming that such proposed Subtenant satisfies the requirements of Section 12.1(a) and Section 12.2(b), and
(ii) a copy of the proposed Sublease.

                  (b) In the case of any Sublease, following the Turnover Date the Designated Owner shall have the right to terminate such Sublease and the Subtenant's Sublease and right of possession thereunder or, in the alternative (at the Designated Owner's option), the Designated Owner may require the Subtenant under such Sublease to attorn to the Designated Owner; and in the

Lease Agreement

case of such required attornment, the rights (including, without limitation, the right of possession) of such Subtenant under such Sublease shall not be disturbed or affected by the Designated Owner so long as no default by such Subtenant exists under the terms of such Sublease as would enable Lessee (as sublessor) to terminate such Sublease or would cause termination of such Sublease or would entitle Lessee (as sublessor) to dispossess the Subtenant under such Sublease. Each Sublease shall contain the following language:

                  "The Tenant hereunder agrees that this Lease is subject and subordinate to the lease under which the Landlord hereunder occupies the Property (the "Overlease", with the landlord under the Overlease and its successors and assigns in interest to the Property or this Lease being hereinafter referred to as the "Overlandlord") and in the event of the termination of the Overlease or in the event the Overlandlord terminates the Landlord's right of possession under the Overlease (the date on which either such termination becomes effective being referred to herein as the "Turnover Date"), the Overlandlord shall have (i) the right to terminate this Lease and the Tenant's right of possession hereunder, or, in the alternative (at the Overlandlord's option), (ii) the right to require the Tenant hereunder to attorn to the Overlandlord; and in the case of such required attornment election, the Tenant hereunder will attorn to the Overlandlord and pay the Overlandlord all of the rents and other monies required to be paid by the Tenant hereunder, and perform all of the terms, covenants, conditions and obligations contained in this Lease, and this Lease shall continue as a direct lease between the Tenant hereunder and the Overlandlord upon all of the terms and conditions hereof except that in no event shall the Overlandlord have any obligation to perform any obligation of the Landlord hereunder with respect to obligations of the Landlord hereunder accruing prior to the Turnover Date and that any obligations of the Overlandlord (or any successor Overlandlord) hereunder arising after the Turnover Date shall be without recourse to Overlandlord

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                  (other than the interest of the Overlandlord in the property demised by this Lease)."

                                  ARTICLE XIII

                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

         SECTION 13.1.  Event of Loss; Condemnation or Casualty.

                  (a) If an Event of Loss shall occur, Lessee shall give Lessor and Agent prompt written notice of such occurrence and the date thereof and Lessee shall purchase the Site(s) affected thereby from Lessor on the next succeeding Payment Date after the date such Event of Loss shall have occurred at a purchase price equal to the sum of (A) the Allocated Amount, plus (B) all accrued but unpaid Rent, plus (C) all other sums due and payable by Lessee to Lessor, Agent or any Lender with respect to such affected Site(s) under any of the Operative Documents.

                  (b) Upon payment in full of all amounts payable pursuant to
Section 13.1(a) and the discharge of the Lien of the Mortgage pursuant to
Section 6.3 thereof, (i) the Lease Term shall end with respect to the affected Site(s), (ii) the obligations of Lessee hereunder with respect to the affected Site(s) (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

         SECTION 13.2. Application of Payments Relating to an Event of Loss. All Net Condemnation Proceeds and property insurance proceeds received at any time by Lessor, Lessee or Agent from any Authority or other Person with respect to any Event of Loss of one or more Sites shall be promptly remitted to Lessor and, in the event Lessee purchases the affected Site(s) pursuant to Section 13.1(a), be applied against the purchase price payable by Lessee pursuant to Section 13.1(a), and any such Net Condemnation Proceeds and property insurance proceeds remaining thereafter shall be paid over to, or retained by, Lessee, or as Lessee may direct.

         SECTION 13.3. Application of Certain Payments Relating to a Condemnation. In case of a requisition for temporary use of all or a portion of any Site which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Rent, and the proceeds received from any Authority relating to a Condemnation for the affected Site shall be paid to Lessee, except that any portion of such proceeds that is awarded with respect to the time period after the expiration or termination of the Lease Term (unless Lessee shall

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have exercised an option to purchase the Sites and no Lease Payment/Bankruptcy
Default or Lease Event of Default shall have occurred and be continuing) shall be paid to Lessor; provided, that if Lessee has paid the Lease Balance to Lessor, such proceeds (or the portion of such proceeds in excess of the portion thereof applied to payment of the Lease Balance) shall be paid over to Lessee.

         SECTION 13.4. Casualty. Upon any Casualty with respect to a Site the cost of repair of which would exceed $250,000, Lessee shall give to Lessor written notice thereof. As soon as practicable after a Casualty, Lessee shall repair and rebuild the affected portions of the Site suffering such Casualty (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 9.1 hereof; provided, that the value and functional capability of such item as restored is at least equivalent to the value and functional capability of such item as in effect immediately prior to the occurrence of such Casualty. If any insurance proceeds received with respect to any Casualty shall be in excess of twenty-five percent (25%) of the Allocated Amount for the applicable Site, the insurance proceeds received with respect to such Casualty shall be paid over to or retained by Agent (on behalf of the Participants), to be distributed to Lessee upon completion of such repairs and rebuilding of the affected portions of the applicable Site in accordance with the conditions set forth in this Section 13.4; provided that in such event, at Lessee's request and expense, Agent and Lessee shall enter into an insurance escrow and disbursement agreement in form and substance reasonably satisfactory to Agent providing for the disbursement of proceeds (not more often than once per month and with each monthly disbursement being not less than $100,000) to Lessee or its contractor during the course of such repair and rebuilding upon conditions satisfactory to Agent in its reasonable judgment.

         SECTION 13.5. Other Dispositions. Notwithstanding the foregoing provisions of this Article XIII, as long as a Lease Payment/Bankruptcy Default or Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this Article XIII shall be paid to Agent (or to Lessor after the Loan Agreement shall have been satisfied and discharged) as security for the obligations of Lessee under this Lease, shall be invested by Agent (or Lessor) in accordance with Section 21.18 in Permitted Investments and, if a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Payment/Bankruptcy Default or Lease Event of Default shall be continuing, such amount and gain thereon shall be paid

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promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

         SECTION 13.6. Negotiations. In the event any part of a Site becomes subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor and Agent promptly after Lessee has knowledge thereof and, to the extent permitted by any Applicable Laws and Regulations, Lessee shall control the negotiations with the relevant Authority unless a Lease Payment/Bankruptcy Default or Lease Event of Default shall be continuing, in which case Lessor shall control such negotiations; provided that in any event Lessor may participate at Lessor's expense (or if a Lease Payment/Bankruptcy Default or Lease Event of Default shall be continuing, at Lessee's expense) in such negotiations; and provided in all cases, that no settlement will be made without Lessor's prior written consent, not to be unreasonably withheld. Lessee shall give to Lessor and Agent such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article XI, and are in the possession of Lessee, as are reasonably requested by Lessor or Agent. If the proceedings relate to an Event of Taking, Lessee shall act diligently in connection therewith.

         SECTION 13.7. No Rent Abatement. Rent shall not abate hereunder by reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of a Site, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.

                                  ARTICLE XIV

                                NON-INTERFERENCE

         SECTION 14.1. Non-Interference. Lessor covenants that it will not interfere in Lessee's or any of its Subtenants' use of the Sites in accordance with this Lease during the Lease Term, so long as no Lease Event of Default has occurred and is continuing; it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of and shall not affect Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

         SECTION 14.2. Certain Duties and Responsibilities of Lessor. Lessor undertakes to perform such duties and only such

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duties as are specifically set forth herein and in the other Operative
Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Sites in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein; provided that during the continuance of a Lease Event of Default or a Lease Payment/Bankruptcy Default, Lessor shall have no obligation to Lessee to perform any such duties.

                                   ARTICLE XV

                             INSPECTION AND REPORTS

         SECTION 15.1. Inspection. Upon five (5) Business Days prior notice to Lessee, each of Agent, Lessor, any Lender and their respective authorized representatives (the "Inspecting Parties") may inspect (a) any Site and (b) the books and records of Lessee relating directly and primarily to the Site and make copies and abstracts therefrom, but only after material related to matters other than the Site shall have been redacted therefrom. All such inspections shall be at the expense and risk of the Inspecting Parties, except that if a Lease Event of Default or Lease Payment/Bankruptcy Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and such inspection shall be at Lessee's risk. Lessee shall furnish to the Inspecting Parties statements accurate in all material respects regarding the condition and state of repair of the Sites, all at such times and as often as may be reasonably requested. No inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of the Sites. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry, and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, so long as no Lease Event of Default has occurred and is continuing at the time of inspection, such Inspecting Party causes damage to the Site or any property of Lessee or any other Person during the course of such inspection.

         SECTION 15.2. Reports. To the extent permissible under Applicable Laws and Regulations, Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor and Agent

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


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within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the Sites that shall be required to be filed with any Authority.

                                   ARTICLE XVI

                      OWNERSHIP, GRANT OF SECURITY INTEREST
                             AND FURTHER ASSURANCES

         SECTION 16.1. Grant of Security Interest. Lessee hereby assigns, grants and pledges to Lessor for the benefit of Agent and the Lenders a security interest in and Lien against all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Sites and proceeds therefrom, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor or any Lender may reasonably request in order to protect Lessor's title to and their perfected Lien in the Sites, subject to no Liens other than Permitted Liens, and Lessor's rights and benefits under this Lease. Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances and take such further actions as Lessor or any Lender may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Documents, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor in and to the Sites, subject to no Lien other than Permitted Liens, or of such financing statements or fixture filings or other documents with respect hereto as Lessor or any Lender may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing financing statement and fixture filings or other documents as may require execution by Lessee. To the extent permitted by Applicable Laws and Regulations, Lessee hereby authorizes any such financing statement and fixture filings to be filed without the necessity of the signature of Lessee. Upon Lessee's request, Lessor shall at such time as all of the obligations of Lessee under this Lease or any other Operative Documents have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Article VII of the Participation Agreement) execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien against the Sites.

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


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         SECTION 16.2. Attorney-in-Fact. Lessee hereby irrevocably appoints
Agent as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, from time to time in Lessor's discretion, upon the occurrence and during the continuance of a Lease Event of Default, to take any action (including any action that Lessee is entitled to take) and to execute any instrument which Lessor may deem necessary or advisable to accomplish the purposes of this Lease (subject to any limitations set forth in the Operative Documents), including, without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for money due and to become due under or in connection with the Sites;

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the foregoing clause
(a);

                  (c) to file any claim or take any action or institute any proceedings which Lessor may deem to be necessary or advisable for the collection thereof or to enforce compliance with the terms and conditions of the Lease; and

                  (d) to perform any affirmative obligations of Lessee hereunder.

Lessee hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 16.2 is irrevocable and coupled with an interest.

                                  ARTICLE XVII

                             LEASE EVENTS OF DEFAULT

                  The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":

                  (a) Lessee shall fail to make any payment (i) of any Supplemental Rent payable to Agent or any Participant or of Basic Rent when due and such failure shall continue for a period of five days, or (ii) of amounts payable pursuant to the exercise of the Sale Option, or amounts payable pursuant to Section 13.1, when due, or (iii) of Supplemental Rent payable to any Person other than Agent or a Participant and such failure under this

Lease Agreement

clause (iii) shall continue for a period of five days after notice to Lessee from any Person of such failure; provided that Lessee shall not be entitled to any five-day grace or cure period under this clause (a) with respect to any payment of the Lease Balance under Section 6.2 or Section 6.5, or Proceeds or the Applicable Percentage Amount under Section 6.4(b) or Section 6.9(a);

                  (b) Lessee or any Guarantor shall fail to make any payment of any other amount payable hereunder or under any of the other Operative Documents (other than the Construction Agency Agreement) and such failure shall continue for a period of five days after such amount first became due and payable (or in the case of any payment to any Person other than Agent or any Participant, such failure shall continue for a period of five days after notice to Lessee from any Person of such failure);

                  (c) Lessee shall (i) fail to maintain insurance as required by
Section 11.1, or (ii) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under
Section 5.2, 5.3, 5.4, 5.7 or 5.11 of the Participation Agreement;

                  (d) any representation or warranty by Lessee or any Guarantor in any Operative Document or in any certificate or document (including any Advance Request) delivered to Lessor, Agent or any Lender pursuant to any Operative Document shall have been incorrect in any material respect when made and shall remain material when discovered and if curable shall continue for a period of 30 days; provided that if Lessee or such Guarantor shall commence such cure within said 30-day period and shall diligently be pursuing such cure, then said 30-day period shall be extended to 90 days;

                  (e) Lessee or any Guarantor shall fail in any material respect timely to perform or observe any covenant, condition or agreement (not included in any other clause of this Article XVII) to be performed or observed by it hereunder or under any other Operative Document and such failure shall continue for a period of 30 days; provided that if Lessee or such Guarantor shall commence such cure within said 30-day period and shall diligently be pursuing such cure, then said 30-day period shall be extended to 90 days;

                  (f) (i) Lessee or any Guarantor shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or

Lease Agreement

reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit or creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business, or (ii) corporate action shall be taken by Lessee or any Guarantor for the purpose of effectuating any of the foregoing;

                  (g) involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee or any Guarantor under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Lessee or the appointment of a receiver, trustee, custodian or liquidator for Lessee or any Guarantor or of a substantial part of the property, assets or business of Lessee or any Guarantor or, any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of Lessee or any Guarantor, and such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 30 days after commencement, filing or levy, as the case may be;

                  (h) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Lessee or any Guarantor or any Subsidiary of any Guarantor, and such judgment or judgements remain undischarged, unbonded, unstayed or unsatisfied for a period (during which execution shall be effectively stayed) of 30 days; provided, that the aggregate of all such judgments exceeds $500,000;

                  (i) Lessee or any Guarantor shall directly or indirectly contest the validity of any Operative Document in any manner in any court of competent jurisdiction or the Lien granted by this Lease or any Mortgage;

                  (j) (A) an event of default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of Lessee or any Guarantor or any Subsidiary of any Guarantor that individually or in the aggregate exceeds $1,000,000 or (B) any

Lease Agreement

other event of default shall occur with respect to any Indebtedness of Lessee or any Guarantor or any Subsidiary of any Guarantor that individually or in the aggregate exceeds $1,000,000;

                  (k) Any one or more Pension-Related Events referred to in subsection (a)(ii), (b) or (e) of the definition of "Pension- Related Event" shall have occurred; or any one or more other Pension-Related Events shall have occurred and the Agent shall determine in good faith (which determination shall be conclusive) that such other Pension-Related Events, individually or in the aggregate, could have a Material Adverse Effect;

                  (l) either of the Guaranties shall no longer be in full force and effect; or

                  (m) an Event of Default (as defined in the Credit Agreement) shall occur under the Credit Agreement.

                                  ARTICLE XVIII

                                   ENFORCEMENT

         SECTION 18.1. Remedies. Upon the occurrence of a Lease Event of Default, at Lessor's option and without limiting Lessor in the exercise of any other right or remedy Lessor may have on account of such default (including, without limitation, the obligation of Lessee to purchase the Sites as set forth below), and without any further demand or notice, Lessor may cause the following to occur:

                           (i) By notice to Lessee, Lessor may terminate Lessee's right to possession of the Sites. A notice given in connection with unlawful detainer proceedings specifying a time within which to cure a default shall terminate Lessee's right to possession if Lessee fails to cure the default within the time specified in the notice.

                           (ii) Upon termination of Lessee's right to possession and without further demand or notice, Lessee shall surrender possession and vacate the Sites and deliver possession thereof, and Lessor may re-enter the Sites and remove any persons in possession thereof.

                           (iii) Upon termination of Lessee's right to possession, this Lease shall terminate and Lessor may declare to be immediately due and payable, and Lessor shall be entitled to (x) recover from Lessee the following amounts and (y) take the following actions:

Lease Agreement

                                    (A) Lessee shall pay all accrued and unpaid
                                    Rent hereunder (including, without
                                    limitation, Basic Rent and Supplemental
                                    Rent) which had been earned at the time of termination;

                                    (B) Lessor may elect any of the following:
                                    (1) Lessor may demand, by written notice to the Lessee specifying a Payment Date (the "Final Rent Payment Date") not earlier than ten (10) days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Rent Payment Date (in lieu of Basic Rent due after the Final Rent Payment Date), an amount equal to the sum of (A) the Lease Balance computed as of the Final Rent Payment Date, plus (B) all accrued and unpaid Rent due and unpaid to and including the Final Rent Payment Date, and upon payment of such amount, and the amount of all other sums due and payable by Lessee under this Lease and the other Operative Documents (and interest at the Overdue Rate on the amounts payable under this clause (B)(1) from the Final Rent Payment Date to the date of actual payment), Lessor shall transfer by quitclaim deed to Lessee all of Lessor's right, title and interest in and to the Sites without recourse or warranty, but free and clear of Lessor Liens; or

                                    (2) Lessor may sell its interest in the
                                    Sites, in which event Lessee shall pay to Lessor an amount equal to the excess, if any, of (x) all amounts due Lessor under clause (B)(1) above over (y) the net sale proceeds received by Lessor from the foregoing sale (provided, that in calculating such net sale proceeds, all expenses and taxes incurred by Lessor, Agent or any of the Lenders in connection with such sale, including, without limitation, legal fees, shall be deducted from such sales proceeds);

                                    (C) Any other amount necessary to compensate
                                    Lessor for all actual damages caused by
                                    Lessee's failure to perform Lessee's
                                    obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the costs and

Lease Agreement

                                    expenses (including without limitation,
                                    reasonable attorneys' fees, advertising
                                    costs and brokers' commissions) of
                                    recovering possession of the Sites, removing persons or property therefrom, placing the Sites in good order, condition, and repair, preparing and altering the Sites for reletting, and all other costs and expenses of reletting; and

                                    (D) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                           (iv) Lessor may enforce the Lien given hereunder pursuant to Section 16.1 hereof, Section 11 of the Lease Supplements, the Uniform Commercial Code or any other law.

                           (v) If Lessee has breached this Lease and abandoned the Site, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) as it becomes due under this Lease. Lessee's right to possession shall not be deemed to have been terminated by Lessor except pursuant to clause (i) above. The following do not constitute a termination of Lessee's right to possession:

                                    (A) Acts of maintenance or preservation or efforts to relet the Sites;

                                    (B) The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease;

                                    (C) Reasonable withholding of consent to an assignment or subletting, or terminating a subletting or assignment by Lessee.

                           (vi) In the event that Lessor elects to continue this Lease in full force and effect, Lessor may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover Rent hereunder (including, without limitation, Basic Rent and Supplemental Rent) as it becomes due. During the continuance of a Lease Event of Default, Lessor may enter the Sites in accordance with applicable law without terminating this Lease and sublet all or any part of the Sites for Lessee's account to any Person, for such term (which may be a period beyond the remaining

Lease Agreement

         Lease Term), at such rents and on such other terms and conditions as are commercially reasonable. In the event of any such subletting, rents received by Lessor from such subletting shall be applied (i) first, to the payment of the reasonable costs incurred by Lessor in maintaining, preserving, altering and preparing the Sites for subletting and other costs of subletting, including, but not limited to, brokers' commissions and attorneys' fee; (ii) second, to the payment of Rent hereunder (including, without limitation, Basic Rent and Supplemental
         Rent) then due and payable; (iii) third, to the payment of future Rent hereunder (including, without limitation, Basic Rent and Supplemental
         Rent) as the same may become due and payable hereunder; (iv) fourth, to the payment of all other obligations of Lessee hereunder, and (v) fifth, the balance, if any, shall be paid to Lessee upon (but not before) expiration of the Lease Term. If the rents received by Lessor from such subletting, after application as provided above, are insufficient in any period to pay the Rent (including, without limitation, Basic Rent and Supplemental Rent) due and payable hereunder for such period, Lessee shall pay such deficiency to Lessor upon demand. Notwithstanding any such subletting for Lessee's account without termination, Lessor may at any time thereafter, by written notice to Lessee, elect to terminate this Lease by virtue of a previous Lease Event of Default.

                  Upon (but not before) and during the continuance of a Lease Event of Default, if Lessee has abandoned the Sites, for so long as Lessor does not terminate Lessee's right to possession of the Sites, Lessor shall not unreasonably withhold its approval to a sublease of the Sites; provided, however, that Lessor's withholding of such consent shall not be deemed unreasonable upon the standard contained in Section 12.1.

                           (vii) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws and Regulations or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Installment Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Installment Period(s), or Lessor may defer any such suit until after the expiration of the Basic Term or any Renewal Term, in which event such suit shall be deemed not to have accrued until the expiration of the Basic Term, or such Renewal Term; or

Lease Agreement

                           (viii) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

                           (ix) Lessor may exercise the remedies described in
         Section 11 of the Lease Supplement.

In addition to the foregoing, Lessee acknowledges that (i) pursuant to the Collateral Agency Agreement and the Security Agreement, the Joint Stock Collateral constitutes additional security for the payment and performance of Lessee's obligations under this Lease and the other Operative Documents, and
(ii) the Guaranty and Agreement of Suretyship Regarding Obligations Lessee and Affiliates, as it may be amended from time to time, which constitutes one of the Guaranties shall constitute further additional security for, among other things, the payment and performance of Lessee's obligations under this Lease and the other Operative Documents.

         SECTION 18.2. Proceeds of Sale; Deficiency. All payments received and amounts held or realized by Lessor at any time when a Lease Event of Default shall have occurred and be continuing and after the Lease Balance shall have been accelerated pursuant to Article XVIII as well as all payments or amounts then held or thereafter received by Lessor, except for rents received by Lessor from subletting pursuant to Section 18.1(vi) and the proceeds of sale pursuant to Section 11 of the Lease Supplements, shall be distributed forthwith upon receipt by Lessor in the following order of priority:

                  first: so much of such payments or amounts as shall be required to reimburse Lessor for any tax (other than any income tax payable on Basic Rent or interest and on fees and other compensation of Lessor), expense or other amount owed to Lessor in connection with the collection or distribution of such payments or amounts to the extent not previously reimbursed by Lessee (including, without limitation, the expenses of any sale, taking or other proceeding, expenses in connection with realizing on any of the Sites, reasonable attorneys' fees and expenses (including the allocated costs of internal counsel), court costs and any other reasonable expenditures incurred or reasonable expenditures or advances made by Lessor in the protection, exercise or enforcement of any right, power or remedy upon such Lease Event of Default whether pursuant to Article XVII or otherwise) shall be so applied by Lessor;

Lease Agreement

                  second: so much of such payments or amounts except those specified in clause third below, which under the terms of this Lease and the other Operative Documents have accrued shall be so applied;

                  third: so much of such payments or amounts remaining as shall be required to pay Agent (on behalf of the Participants) in full the aggregate unpaid Lease Balance and all Basic Rent (including, to the extent permitted by applicable law, interest on interest) shall be so applied (to be distributed by Agent pursuant to Section 3.3 of the Loan Agreement); and

                  fourth: so much of such payments or amounts as shall remain shall be distributed to Lessee.

         SECTION 18.3. Grant and Foreclosure on Lessee's Estate. Each Lease Supplement shall contain a provision by which Lessee grants to a trustee, in trust, with power of sale, or grants a mortgage lien to Lessor in, all of Lessee's right, title and interest in and to the Sites subject to each such Lease Supplement and, upon the occurrence of a Lease Event of Default, granting Lessor the power and authority, after fulfillment of certain conditions, to cause the trustee to sell, or foreclose its mortgage lien against, the Sites.

         SECTION 18.4. Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws and Regulations, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease

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Lease Agreement

Event of Default. To the extent permitted by Applicable Laws and Regulations, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor (i) to provide any notice to Lessee, or (ii) to sell, lease or otherwise use the Site or part thereof in mitigation of Lessor's damages, or (iii) to take any other action, upon the occurrence of a Lease Event of Default, or that may otherwise limit or modify any of Lessor's rights or remedies under this Article XVIII.

                                   ARTICLE XIX

                           RIGHT TO PERFORM FOR LESSEE

                  If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may, but shall not be obligated to, on five Business Days' prior notice to Lessee (except in the event of an emergency, in which case only one Business Day's prior notice shall be required), perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand; provided that in the case of an emergency Lessee shall permit Lessor so to perform or comply on less than one Business Day's notice unless Lessee has a good faith reason not to permit Lessor to do so.

                                   ARTICLE XX

                                  LESSOR LIENS

         In the event that Lessor shall be obligated to remove any Lessor Liens from the Sites and shall fail to do so, Lessee shall have a claim against Lessor for such failure, but shall not have any right of offset.

                                   ARTICLE XXI

                                  MISCELLANEOUS

         SECTION 21.1. Binding Effect; Successors and Assigns; Survival. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor, Lessee, Agent and the Lenders shall be binding upon them and their respective successors, legal representatives and assigns

Lease Agreement

(including, in the case of Lessor, any Person to whom Lessor may transfer the Sites or any interest therein in accordance with the provisions of the Operative Documents), and inure to their benefit and the benefit of their respective permitted successors, legal representatives and assigns.

         SECTION 21.2. Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Laws and Regulations, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         SECTION 21.3. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement.

         SECTION 21.4. Amendment; Complete Agreements. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

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Lease Agreement

         SECTION 21.5. Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         SECTION 21.6. Original Lease. The single executed original of this Lease containing the receipt of Lessor therefor on or following the signature page thereof shall be the "original executed counterpart" of this Lease. To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the "original executed counterpart".

         SECTION 21.7. GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE SITE IS LOCATED.

         SECTION 21.8. Discharge of Lessee's Obligations by its Affiliates. Lessor agrees that performance of any of Lessee's obligations hereunder by one or more of its Affiliates or one or more sublessees of the Site or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

         SECTION 21.9. Liability of Lessor Limited. The parties hereto agree that Lessor shall have no personal liability whatsoever to Lessee or its respective successors and assigns for any Claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Lessor shall be liable in its individual capacity for (i) Lessor Liens required to be removed by Lessor under Section 6.2(a) of the Participation Agreement and (ii) its own willful misconduct or gross negligence. It is understood and agreed that, except as provided in the preceding proviso: (i) Lessor shall have no personal liability under any of the Operative Documents; (ii) all obligations of Lessor to Lessee are solely nonrecourse obligations, recourse being limited to its interest

Lease Agreement

in the Sites and the Operative Documents (excluding Excluded Amounts); and (iii) all such personal liability of Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Lessor.

         SECTION 21.10. Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Sites or any part thereof or to purchase any
Note), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) in the case of an estoppel certificate to be given by Lessee, whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing Lease Default or Lease Event of Default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) in the case of an estoppel certificate to be given by Lessee, whether or not, to the knowledge of Lessee after due inquiry and investigation, there are any purported setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of Lessee; and (e) other items that may be reasonably requested; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request. In addition, Lessee, promptly, but in no event later than thirty days after request by any other party hereto, shall obtain and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment letter or letter of intent to purchase the Site or any part thereof or to purchase any Note), assignee, mortgagee or third party designated by such other party, an estoppel certificate from each Subtenant under each Sublease containing such items as reasonably requested by the party requesting the same; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request.

         SECTION 21.11. No Joint Venture. Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

Lease Agreement

         SECTION 21.12. No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless the Required Participants specifically deem it as such in writing.

         SECTION 21.13. No Merger. In no event shall the Leasehold Estate of Lessee hereunder, or the rights and interests of the holder of any Notes secured by a Lien in this Lease, merge with any interests, estates or rights of Lessor in or to the Site, it being understood that such Leasehold Estate of Lessee hereunder, and the rights and interests of the holder of any Notes secured by a Lien in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Site, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person.

         SECTION 21.14. Successor Lessor. Lessee agrees that, in the case of any transfer of the Sites to a successor Lessor in accordance with the provisions of
Section 6.2 of the Participation Agreement from time to time, such successor Lessor shall, upon written notice by such successor Lessor to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor for all purposes hereof and without in any way altering the terms of this Lease or Lessee's obligations hereunder. Such transfer to a successor Lessor shall not exhaust the right to any further transfer to another successor Lessor pursuant to said Section 6.2, but such right may be exercised repeatedly as long as this Lease shall be in effect.

         SECTION 21.15. Survival. The obligations of Lessee to be performed under this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to Sections 4.1, 4.2, 4.4, 4.5, Article XVIII and Section 21.1 shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Agent, Lessee or any other Indemnitee shall not affect such survival.

         SECTION 21.16. Transfer of Sites to Lessee or any other Person. Whenever pursuant to any provision of this Lease Lessor is required to transfer the Sites to Lessee or to any other Person, such transfer shall be made at Lessee's expense (including, without limitation, all costs of conveyance, applicable transfer taxes and recording fees without regard to local custom) by the quitclaim transfer of all of Lessor's right,

Lease Agreement

title and interest in and to the Sites on an "as is, where is, with all faults" basis free and clear of all Lessor Liens, but subject to the Lien of the Loan Agreement if and to the extent it may then attach, and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to the Sites or the Operative Documents. Any provision in this Lease or other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor has received all Rent and other amounts due and owing hereunder.

         SECTION 21.17.  Enforcement of Certain Warranties.

                  (a) Unless a Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided to Lessor in connection with the purchase, of the Sites and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its agents in asserting such rights. Any amount recovered by Lessee under any such warranties shall be paid to Lessee.

                  (b) Notwithstanding the foregoing provisions of this Section 21.17, so long as a Lease Event of Default or Lease Payment/Bankruptcy Default shall have occurred and be continuing, any amount that would otherwise be retained by Lessee pursuant to Section 21.17(a) shall be paid to Lessor as security for the obligations of Lessee under this Lease, shall be invested by Lessor in accordance with Section 21.18 in Permitted Investments and, if a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Event of Default or Lease Payment/Bankruptcy Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

         SECTION 21.18. Investment of Security Funds. Any amounts not payable to Lessee and paid to or retained by Lessor pursuant to any provision hereof solely because a Lease Event of Default or Lease Payment/Bankruptcy Default shall have occurred and be continuing or because Lessee shall not have performed in full its obligations under Article XIII shall be held by Lessor as security for the obligations of Lessee under this Lease and the other Operative Documents. At such time as no Lease Event of Default or Lease Payment/Bankruptcy Default, or failure to perform shall be continuing, such amounts, net of any amounts

Lease Agreement

previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor (or Agent) as directed from time to time in writing by Lessee (provided, however, if a Lease Event of Default has occurred and is continuing it will be directed by Lessor), and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessee will promptly pay to Lessor on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this Section 21.18.

         SECTION 21.19. Recording of Lease Supplements. Concurrently with the execution and delivery of this Lease and concurrently with the execution and delivery of each Lease Supplement, Lessor and Lessee shall execute, acknowledge and cause to be recorded each such Lease Supplement in the official records of each County where the Site(s) that are the subject of this Lease or such Lease Supplement are located. Notwithstanding the execution, delivery and recording of any such Lease Supplement, the terms, covenants and conditions of this Lease shall control.

         SECTION 21.20. Nature of Transaction. (a) It is the intent of the parties hereto that: (i) the transaction contemplated hereby constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting, (ii) the transaction contemplated hereby preserves ownership in the Sites to Lessee for purposes of Federal and state tax and bankruptcy purposes,
(iii) Lessee, pursuant to the Lease, grants a security interest or lien, as the case may be, in the Sites and the other Collateral to Lessor, (iv) for purposes of Federal and state tax and bankruptcy purposes, the payment by Lessee of the portions of Basic Rent described in clauses (i) and (ii) of the definition thereof shall be treated as payments of interest, and the payment by Lessee of the portions of Basic Rent described in clause (iii) of the definition thereof and any other amounts in respect of the Lease Balance shall be treated as repayments of principal, and (v) the Mortgage and Assignment of Lease create a lien and security interest in the Sites, subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Agent or any Lender has provided or will provide

Lease Agreement

tax, accounting or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         (b) Specifically, without limiting the generality of subsection (a) of this Section 21.20, but understanding that the parties' characterization is not the sole determinant of the issue, the parties hereto intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, relating to and arising out of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee, Lessor or any Lender or any enforcement or collection actions, the transactions evidenced by the Operative Documents are loans made by the Lenders as unrelated third party lenders to Lessee secured by the Sites.

Lease Agreement

                  IN WITNESS WHEREOF, the undersigned have each caused this Lease to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                MELLON FINANCIAL SERVICES

                CORPORATION #4, as Lessor

                By:_____________________________________________________

                Name Printed: Robert C. Carpenter

                Title: Assistant Vice President

                                         Address:

                                         One Mellon Bank Center

                                         Rm 151-4444

                Pittsburgh, PA 15258-0001

                                         Attention: Leasing Group

                                         GENESIS ELDERCARE PROPERTIES, INC.,

                                         as Lessee

                 By:______________________________________________________

                 Name Printed: ___________________________________________

                 Title: __________________________________________________

                                          Address:

                                          148 West State Street

                                          Kennett Square, PA 19348

                                          Attn: George V. Hager, Jr.

Lease Agreement

                                         RECEIPT FOR COUNTERPART NO. 1

                                         MELLON BANK, N.A., as Agent

                 By:______________________________________________________

                 Name Printed: Carol Paige
                 Title:  Vice President

Lease Agreement

STATE OF PENNSYLVANIA    )
                         )  SS.:
COUNTY OF ______________ )

     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of _______________, State of Pennsylvania, this ____ day of October, 1996, by Carol Paige, as Vice President of MELLON BANK, N.A., a national banking association, on behalf of the such national banking association.

[Notarial Seal]                                     _________________________

                                  Notary Public

My commission expires:________________

Lease Agreement

STATE OF PENNSYLVANIA    )
                         )  SS.:
COUNTY OF ______________ )


     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of ______, State of Pennsylvania, this ____ day of October, 1996, by ___________________, as _________ of GENESIS ELDERCARE
PROPERTIES, INC., a Pennsylvania corporation, on behalf of the corporation.

[Notarial Seal]                                     _________________________

                                  Notary Public

My commission expires:  _____________________

Lease Agreement

STATE OF PENNSYLVANIA    )
                         )  SS.:
COUNTY OF ______________ )

     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of ______, State of Pennsylvania, this ____ day of October, 1996, by Robert C. Carpenter, as Assistant Vice President of MELLON FINANCIAL SERVICES CORPORATION #4, a Pennsylvania corporation, on behalf of the corporation.

[Notarial Seal]                                      _________________________

                                  Notary Public

My commission expires:  ____________________

Lease Agreement

                                   SCHEDULE I

                                       to

                                 LEASE AGREEMENT

                          DESCRIPTION OF INITIAL SITES

Atlantis Rehabilitation and Health Care Center
Old Congress Road, Lantana, Florida;

Bowman's Health Care Center
South Ridgewood, Ormand Beach, Florida;

Eagle Crest Nursing Center
Parental Home Road, Jacksonville, Florida;

Oakwood Rehabilitation and Health Care Center
South East Bay Street, Eustis, Florida;

Tierra Pines Health Care Center
Ulmerton Road, Largo, Florida;

Woodlands Nursing Center
North 46th Street, Tampa, Florida;

Williamsburg Health Care and Rehabilitation Center
Mount Vernon Avenue, Williamsburg, Virginia;

Winham
Main Street, Route 240, Crozet, Virginia;

Woodmont Health Care Center
Dairy Lane, Fredrickburg, Virginia

Attached hereto are legal descriptions for the above-described Sites.

Lease Agreement

                                    Atlantis

                                Legal Description

A tract of land in Section 6, Township 45 South, Range 43 East, Palm Beach County, Florida, said parcel of land being specifically described as follows, to wit:

BEGINNING at a point 33.00 feet West of the East line of said Section 6 and
40.00 feet South of the North line of said Section; thence bear South 00(degree) 10' 40" West, along a line parallel to and 33.00 feet West of, as measured at right angles to, the East line of said Section 6, a distance of 257.00 feet; thence North 89(degree) 55' 30" West, along a line parallel to the North line of said Section, a distance of 350.20 feet; thence North 00(degree) 10' 40" East, along a line parallel to the East line of said Section, a distance of 257 feet to a point on the South right-of-way line of the Lake Worth Drainage District Lateral No. 16; thence South 89(degree) 55' 30" East along said South right-of-way line, said line being parallel to and 40.00 feet South of, as measured at right angles to, the North line of said Section, a distance of
350.20 feet to the POINT OF BEGINNING.

Said lands situate, lying and being in Palm Beach County, Florida.

Tax Assessor's No. PCN 00-43-45-06-00-000-1051

Lease Agreement

                                    Bowman's

                                Legal Description

Lots 7, 8, 9, 10, 11 and 12, Block 2, HAND TRACT IN THE THOMAS FITCH GRANT, according to the map thereof, as recorded in Map Book P, Page 1, of the Public Records of Volusia County, Florida.

Lease Agreement

                                   Eagle Crest

                                Legal Description

That certain piece, parcel or tract of land, situate, lying and being a part of Farm 10, as shown on the Plat of Love Grove Farms, as recorded in Plat Book 7, page 3 of the current public records of Duval County, Florida, and being more particularly described as follows: Beginning at the Southeast corner of those lands shown on Plat of Sans Souci Estates Unit 2, as recorded in Plat Book 29 page 25 of said public records, said point also being the Southwest corner of said Farm 10; thence North 2 degrees 06 minutes 20 seconds East along the East line of said Sans Souci Estates, Unit 2, 342.62 feet; thence North 78 degrees 33 minutes 20 seconds East, 608.72 feet to the Southwesterly right of way line of Dean Road (a 50-foot right of way as now established by possession and usage); thence South 19 degrees 20 minutes 20 seconds East along said Southwesterly right of way line of Dean Road, 215.28 feet to its intersection with the Westerly right of way line of Parental Home Road (a 66-foot right of way as now established); thence South 8 degrees 14 minutes 00 seconds West along said Westerly right of way line of Parental Home Road, 286.04 feet to its intersection with the South line of said Farm 10; thence North 87 degrees 56 minutes 10 seconds West along said South line of Farm 10, 639.95 feet to the point of beginning.

Lease Agreement

                                     Oakwood

                                Legal Description

A tract of land located in the City of Eustis, Section 11, Township 19 South, Range 26 East, Lake County, Florida, and being Lots 1 to 16, inclusive, of Block 34, in Pendryville, a subdivision in the City of Eustis, Florida, according to the plat thereof recorded in Plat Book 1, Page 45, of the Public Records of Lake County, Florida, and also being otherwise described as Lots 1 to 16, inclusive, of Block 84, in the City of Eustis, Florida, according to the plat thereof recorded in Plat Book 1, Page 79, Public Records of Lake County, Florida, and being measured and described as follows:

Beginning at a concrete monument located at the intersection of the Southerly edge of the right-of-way of Lemon Avenue (a 66-foot wide right-of-way) and the Westerly edge of Eustis Street (a 66-foot wide right-of-way); thence running Southerly along the Westerly edge of the right-of-way of Eustis Street, a distance of 264.35 feet to a concrete monument at the point of intersection of said Westerly edge of the right-of-way of Eustis Street and the Northerly edge of the right-of-way of Ward Avenue (a 66-foot wide right-of-way); thence running Westerly along a course making an interior angle of 89(degree)59'36" with the preceding course, a distance of 263.96 feet along the Northerly edge of the right-of-way of Ward Avenue to the point of intersection of said Northerly edge of the right-of-way of Ward Avenue with the Easterly edge of the right-of-way of Bay Street (a 66-foot wide right-of-way), said point being marked by an "X" cut in a retaining wall; thence running Northerly along a course making an interior angle of 90(degree)07'44" with the preceding course, a distance of 264.29 feet along the Easterly edge of the right-of-way of Bay Street, to the intersection of said Easterly right-of-way of Bay Street, with the Southerly edge of Lemon Avenue, said intersecting point being presently marked by an "X" cut in a sidewalk to an old residence; thence running Easterly along a course making an interior angle of 89(degree)53'03" with the preceding course, a distance of
264.59 feet along the Southerly edge of the right-of-way of Lemon Avenue to the point of beginning.

Lease Agreement

                                  Tierra Pines

                                Legal Description

Parcel 1:

Commence at the Northeast corner of the Northwest 1/4 of Section 7, Township 30 South, Range 16 East, Pinellas County, Florida; thence North 87 deg 36 min 11 sec West along the North boundary of the Northwest 1/4 of said Section 7, 768.79 feet; thence South 00 deg 18 min 30 sec East, 75.00 feet Westerly of and parallel to the East boundary of Lot 2 of Pinellas Groves Subdivision of the Northwest 1/4 of said Section 7, as recorded in Plat Book 1, Page 55 of the public records of Pinellas County, Florida, 72.08 feet to a Point of Beginning; thence continue South 00 deg 18 min 30 sec East along the West boundary of a 50 foot wide non-exclusive easement recorded in O.R. Book 4636, Page 1802 of the public records of Pinellas County, Florida, 606.00 feet; thence North 87 deg 36 min 11 sec West, 215.00 feet; thence North 00 deg 18 min 30 sec West, 606.00 feet; thence South 87 deg 36 min 11 sec East along the Southerly right-of-way line of Ulmerton Road, 215.00 feet to the Point of Beginning.

Parcel 2:

Commence at the Northeast corner of the Northwest 1/4 of Section 7, Township 30 South, Range 16 East, Pinellas County, Florida; thence North 87 deg 36 min 11 sec West along the North boundary of the Northwest 1/4 of said Section 7, 743.76 feet; thence South 00 deg 18 min 30 sec East, 50.00 feet Westerly of and parallel to the East boundary of Lot 2 of Pinellas Groves Subdivision of the Northwest 1/4 of said Section 7, as recorded in Plat Book 1, Page 55 of the public records of Pinellas County, Florida, 72.08 feet to a Point of Beginning; thence continue South 00 deg 18 min 30 sec East along the centerline of a 50.00 foot wide non-exclusive easement recorded in O.R. Book 4636, Page 1802 of the public records of Pinellas County, Florida, 606.00 feet; thence North 87 deg 36 min 11 sec West, 25.03 feet; thence North 00 deg 18 min 30 sec West, 606.00 feet; thence South 87 deg 36 min 11 sec East along the Southerly right-of-way line of Ulmerton Road, 25.03 feet to the Point of Beginning.

TOGETHER WITH a non-exclusive easement for ingress, egress, utilities and drainage, described as follows:

The Westerly 25.00 feet of the Easterly 50.00 feet of the Southerly 605.32 feet of the Northerly 677.32 feet of Lot 2 of Pinellas Groves Subdivision of the Northwest 1/4 of said Section 7, Township 30 South, Range 16 East, as recorded in Plat Book 1, Page 55 of the public records of Pinellas County, Florida.

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Lease Agreement

                                    Woodlands

                                Legal Description

The South 1/2 of the Southeast 1/4 of the Northeast 1/4 of the Southwest 1/4 of
Section 4, Township 28 South, Range 19 East, LESS the East 25 feet thereof for road right-of-way, all lying and being in Hillsborough County, Florida.

Lease Agreement

                                  Williamsburg

                                Legal Description

ALL those certain lots, pieces or parcels of land located in the City of Williamsburg, Virginia, on the eastern most line of Mount Vernon Avenue, together with all improvements thereon and appurtenances thereto belonging, which are shown on a certain plat of survey dated March 10, 1989, by Harvey L. Parks, Inc., entitled "PLAT OF TWO PARCELS OF LAND WITH IMPROVEMENTS SHOWN THEREON, SITUATED ON THE EASTERN MOST LINE OF MOUNT VERNON AVENUE IN THE CITY OF WILLIAMSBURG, VIRGINIA.", and being more particularly described as follows:

BEGINNING at a rod found on the northern line of Mount Vernon Avenue (55' R/W), said rod being 196.91' from the intersection with the southern line of Monticello Avenue, and running from said rod in a northerly direction N 49 degrees 37' 30" E a distance of 199.54' to a rod; thence S 40 degrees 22' 30" E a distance of 580.62' to a rod; thence S 49 degrees 37' 30" W a distance of 193.75' to a rod on the northern right-of-way line of Mount Vernon Avenue; thence along the northern right-of-way line of Mount Vernon Avenue along a curve to the right with a radius of 322.50' a length of 63.59' to a rod; thence along said right-of-way line N 40 degrees 22' 30" W a distance of 496.95' to a rod; thence continuing along said right-of-way on a curve to the right with a radius of 472.50' a length of 20.53' to a rod found, being the point and place of beginning, containing 2.663 acres, more or less, all in the City of Williamsburg, Virginia further described as Parcel No. 2 and Parcel No. 3, as shown on plat of survey made by Harvey L. Parks, Inc., dated March 10, 1989, a copy of which is attached to the Deed of Trust, recorded February 6, 1990, in the Clerk's Office, Circuit Court, City of Williamsburg, Virginia, in Deed Book 90, at page 710, reference to which is made for a more particular description.

BEING the same property conveyed to The Industrial Development Authority of the City of Hopewell, Virginia, by deed from United Health Services, Inc., a Virginia corporation, dated October 14, 1976, recorded October 15, 1976, in the Clerk's Office, Circuit Court, City of Williamsburg, Virginia, in Deed Book 54, page 167.

Lease Agreement

                                     Windham

                                Legal Description

PARCEL ONE:

ALL that certain lot, piece or parcel of land, with all improvements thereon and appurtenances thereto belonging, lying and being in White Hall District of Albemarle County, Virginia, containing 0.856 acres according to plat entitled "Plat Showing 0.856 Acre of Land With Improvements Shown, Situated On The Western Line of State Route No. 240, Lying in Crozet, White Hall District, Albemarle County, Virginia", made by Harvey L. Parks, Inc., dated March 15, 1989, and recorded in the Clerk's Office of the Circuit Court of Albermarle County, Virginia, in Deed Book 1086, page 505.

BEGINNING at a rod found at the intersection of the northern property line of Parcel 62 owned by National Health Care Affiliates, Inc., and the eastern right of way line of High Street, running from said rod in a northerly direction N 26 degrees 12' 51" E a distance of 57.17' to a rod; thence S 74 degrees 17' 10" E a distance of 186.00' to a rod; thence S 58 degrees 47' 06" E a distance of 99.11' to a rod; thence S 65 degrees 06' 06" E a distance of 100.11' to a rod; thence S 37 degrees 06' 06" E a distance of 42.55' to a P.K. Nail found on the northern line of State Route No. 240; thence along the northern line of State Route No. 240 S 32 degrees 18' 45" W a distance of 62.72' to a point; thence continuing along the northern line of State Route No. 240 S 29 degrees 27' 54" W a distance of 40.88' to a point on the northern boundary line of property owned by the VA. National Bank (Parcel 60); thence N 64 degrees 36' 31" W a distance of 212.70' to a rod; thence N 25 degrees 40' 17" E a distance of 31.48' to a rod; thence S 64 degrees 21' 49" E a distance of 30.00' to a rod; thence N 25 degrees 38' 11" E a distance of 10.22' to a rod; thence S 64 degrees 21' 49" E a distance of 32.00" to a rod; thence N 25 degrees 38' 11" E a distance of 30.00' to a rod, thence N 64 degrees 21' 49" W a distance of 125.00' to a rod; thence S 25 degrees 38' 11" W a distance of 29.16' to a rod; thence N 64 degrees 19' 43" W a distance of 134.66' to a rod found, being the point and place of beginning, containing 0.856 acre, more or less, all in Crozet, White Hall District of Albemarle County, Virginia, as shown on plat of survey by Harvey L. Parks, Inc., dated March 15, 1989.

Together with a non-exclusive easement, with maintenance agreement, 10 feet in width for vehicular and pedestrian traffic, parking and ingress and egress from State Route 240, recorded in

Lease Agreement

the Clerk's Office of the Circuit Court of Albermarle County, Virginia, in Deed Book, 779, page 239.

BEING the same property conveyed to the Industrial Development Authority of Albemarle County, Virginia, by deed from Windham, Incorporated, a Virginia corporation, dated January 1, 1980, recorded January 29, 1980, in the Clerk's Office, Circuit Court, Albemarle County, Virginia, in Deed Book 688, page 476, and leased to Windham, Incorporated by instrument dated January 1, 1980, recorded in the Clerk's Office, Circuit Court, Albermarle County, Virginia, in Deed Book 688, page 481. By Articles of Merger recorded May 21, 1984 in the aforesaid Clerk's Office in Deed Book 799, page 341, Windham, Incorporated merged into United Service Industries, Inc. By Certificate of Merger issued by the Commonwealth of Virginia State Corporation Commission on February 10, 1984, United Service Industries, Inc., a Virginia corporation merged into National Health Care Affiliates, Inc., a Florida corporation, thereby vesting fee simple title in the name of National Health Care Affiliates, Inc.

PARCEL TWO:

ALL that certain lot, piece or parcel of land, with all improvements thereon and appurtenances thereto belonging, lying and being in White Hall District of Albemarle County, Virginia, containing 0.2905 acre according to plat entitled "Plat of 0.2905 Acre Of Land, With Improvements Shown, Situated On The Eastern Line Of High Street, Lying in Crozet, White Hall District of Albemarle County, Virginia", made by Harvey L. Parks, Inc., dated March 15, 1989, recorded in the Clerk's Office of the Circuit Court of Albemarle County, Virginia, in Deed Book 1086, page 507.

BEGINNING at a spike found at the intersection of the southern line of High Street and the northern property line of Va. National Bank (Parcel 60A), and running from said spike along the southern line of High Street in a northerly direction N 26 degrees 12' 51" E a distance of 44.91' to a pipe; thence S 64 degrees 19' 43" E a distance of 134.66' to a rod; thence N 25 degrees 38' 11" E a distance of 29.16' to a rod; thence S 64 degrees 21' 49" E a distance of 125.00' to a rod; thence S 25 degrees 38' 11" W a distance of 30.00' to a rod; thence N 64 degrees 21' 49" W a distance of 32.00' to a rod; thence S 25 degrees 38' 11" W a distance of 10.22' to a rod; thence N 64 degrees 21' 49" W a distance of 30.00' to a rod; thence S 25 degrees 40' 17" W a distance of 31.48' to a rod; thence N 65 degrees 01' 29" W a distance of 198.11' to a spike found, being the point and place of beginning, containing 0.2905 acre, more or less, all in Crozet, White Hall District of Albemarle County, Virginia, further described as Parcel 62, as shown on plat of

Lease Agreement

survey made by Harvey L. Parks, Inc., dated March 15, 1989, recorded in Deed Book 1086, page 507.

TOGETHER WITH a non-exclusive easement, with maintenance agreement, 10 feet in width for vehicular and pedestrian traffic, parking and ingress and egress from State Route 240, recorded in the Clerk's Office of the Circuit Court of Albemarle County, Virginia, in Deed Book 779, page 239.

BEING the same real estate conveyed to Central Virginia Health Facilities, Inc., a Virginia corporation, by deed of exchange from Julia Sharp Vergara, divorced, dated January 4, 1979, recorded in the Clerk's Office of the Circuit Court of Albemarle County, Virginia, in Deed Book 664, page 615, and a portion conveyed to Central Virginia Health Facilities, Inc., recorded in Deed Book 655, page
191. By Consent of Shareholder, dated June 29, 1979; Plan of Merger of Central Virginia Health Facilities, Inc., with and into United Service Industries, Inc., dated June 30, 1979; and by Certificate of Merger issued by the Commonwealth of Virginia State Corporation Commission on February 10, 1984, United Service Industries, Inc., a Virginia corporation merged into National Health Care Affiliates, Inc., a Florida corporation, thereby vesting fee simple title in the name of National Health Care Affiliates, Inc., a Florida corporation.

PARCEL THREE:

ALL that certain lot of land situated in Albemarle County, Virginia, in Crozet, fronting on State Route 240 parallel to the C & O Railroad and bounded on the south by the land owned by the Industrial Development Authority of Albemarle County and on the west by High Street, on the east by State Route 240 and on the north by the C & O Railroad.

BEING a portion of the same property conveyed to The Miller Manual School of Albemarle by the following deeds from:

(i) Abraham Wayland and Martha T. Wayland, dated September 10, 1894, recorded in the Clerk's Office, Circuit Court, Albemarle
County, Virginia, in Deed Book 102, page 231; and

(ii)     R.T.W. Duke, Commissioner of Circuit Court of Albemarle
County, dated May 25, 1887, recorded June 13, 1887, in the
Clerk's Office, Circuit Court, Albemarle County, Virginia, in

Deed Book 88, page 103.

Leased to National Health Care Affiliates by instrument dated January 1, 1979, recorded in Deed Book 786, page 655.

Lease Agreement

PARCEL FOUR:

ALL that certain lot, piece or parcel of land, with all improvements thereon and appurtenances thereto belonging, lying and being in White Hill District of Albemarle County, Virginia, containing 0.3927 acre according to plat entitled "Plat Showing 0.3927 Acre Of Land With Improvements Shown Situated On The Eastern Line Of High Street, Lying in Crozet, White Hill District of Albemarle County, Virginia", made by Harvey L. Parks, Inc., dated March 15, 1989, recorded in the Clerk's Office of the Circuit Court of Albemarle County, Virginia, in Deed Book 1086, page 506.

BEGINNING at a rod found at the intersection of southern line of High Street and the northern property line of Stanley P. Wilcox (Parcel 56) and running from said rod in a northerly direction along the southern line of High Street N 32 degrees 06' 32" E a distance of 60.15' to a spike; thence S 57 degrees 40' 33" E a distance of 102.86' to a rod; thence S 32 degrees 21' 53" W a distance of 48.93' to a P.K. set; thence S 57 degrees 38' 07" E a distance of 109.00' to a P.K. set; thence N 32 degrees 21' 53" E a distance of 49.01' to a rod; thence S 57 degrees 40' 33" E a distance of 162.60 feet to a P.K. set on the northern line of State Route No. 240; thence along the northern line of State Route No. 240 S 34 degrees 00' W a distance of 60.33' to a P.K. set; thence N 57 degrees 34' 43" W a distance of 215.56' to a spike set; thence N 57 degrees 44' 44" W a distance of 156.91' to a rod found, being the point and place of beginning, containing 0.3927 acre, more or less, all in Crozet, White Hall District of Albemarle County, Virginia, as shown on plat of survey made by Harvey L. Parks, Inc., dated March 15, 1989, recorded in Deed Book 1086, page 506.

TOGETHER WITH the right of way of ingress and egress over 10-foot strip as described in deed recorded in Deed Book 170, page 370, which strip adjoins the lot hereby conveyed on its southern boundary by instrument recorded in the Clerk's Office, Circuit Court, Albemarle County, Virginia, in Deed Book 695, page 232.

TOGETHER WITH perpetual non-exclusive easement, with maintenance agreement, for vehicular and pedestrian traffic, parking and ingress and egress as recorded in the Clerk's Office, Circuit Court, Albemarle County, Virginia, in Deed Book 695, page 237.

TOGETHER WITH a non-exclusive easement, with maintenance agreement, 10-feet in width for vehicular and pedestrian traffic, parking and ingress and egress from State Route 240 recorded in the Clerk's Office, Circuit Court, Albemarle County, Virginia, in

Deed Book 779, page 239.

Lease Agreement

BEING a part of the same real estate conveyed to United Service Industries, Inc., by the following deeds from:

(i) Virginia National Bank, a national banking association, dated April 25, 1983, recorded June 15, 1983, in the Clerk's Office, Circuit Court, Albemarle County, Virginia, in Deed Book 766, page 29; and

(ii) Central Fidelity Bank Charlottesville, a Virginia corporation, dated June 13, 1980, recorded June 20, 1980, in the aforesaid Clerk's Office, in Deed Book 695, page 232.

By Certificate of Merger issued by the Commonwealth of Virginia State Corporation Commission on February 10, 1984, United Service Industries, Inc., a Virginia corporation merged into National Health Care Affiliates, Inc., a Florida corporation, thereby vesting fee simple title in the name of National Health Care Affiliates, Inc.

Lease Agreement

                                    Woodmont

                                Legal Description

All that certain tract or parcel of land, situate lying and being in Falmouth District, Stafford County, Virginia, containing 8.770 acres, as shown on plat of survey shown as Parcels 1 and 2 on plat of survey made by Potts, Minter & Associates, P.C., dated May 31, 1996, and further described as:

Beginning at a point on the southern line of State Route 607, and from said point and place of beginning along a curve to the right with a radius of 2754.87 feet and an arc length of 214.97 feet, having a chord bearing South 46(degree)27'37" West and a distance of 214.92 feet to a point; thence along a curve to the right with a radius of 2277.50 feet, an arc length of 429.29, a chord bearing South 54(degree)05'44" West, and a distance of 428.65 feet to a point; thence, North 30(degree)30'14" West 40.00 feet to a point; thence along a curve to the right with a radius of 2237.50 feet, an arc length of 668.34 feet, a chord bearing South 68(degree)03'11" West, and a distance of 665.86 feet to a point; thence, South 76(degree)36'37" West 218.25 feet to a point; thence North 13(degree)23'23" West 362.21 feet to a point; thence, north 66(degree)54'00" East 209.00 feet to a point; thence, South 23(degree)06'00" East, 55.00 feet to a point; thence, North 66(degree)54'00" East, 100.00 feet to a point; thence, North 23(degree)06'00" West, 55.00 feet to a point; thence, North 66(degree)54'00" East, 364.44 feet to a point; thence South 37(degree)25'55" East, 191.34 feet to a point; thence, along a curve to the left with a radius of
230.00 feet, and an arc length of 370.11 feet to a point; thence along a non-tangent curve to the left with a radius of 248.41 feet, an arc length of
83.65 feet, a chord bearing North 18(degree)37'39" East 83.27 feet to a point; thence, North 08(degree)58'45" East, 193.51 feet to a point; thence, along the centerline of the old Route 607 South 81(degree)01'15" East, 80.01 feet to a point; thence, continuing along said old Route 607 South 85(degree)03'45" East,
263.09 feet to a point and place of beginning 8.770 acres.

Parcel 1 is the same property conveyed to National Health Care Affiliates, Inc., by deed of Industrial Development Authority of Stafford County, Virginia, dated April 1, 1989, recorded in Deed Book 669, at Page 469, in the Clerk's Office of the Circuit Court of Stafford County, Virginia.

Parcel 2 is part of the same property conveyed to United Health Services, Incorporated, by deed from Woodmont, Incorporated, dated November 19, 1975, recorded in Deed Book 281, page 492 in the aforesaid Clerk's Office. By Articles of Amendment recorded in Deed Book 549, page 101, United Health Services, Incorporated

Lease Agreement

changed their name to United Service Industries, Incorporated. By Articles of Merger recorded in Deed Book 458, page 158, United Service Industries, Inc. merged into National Health Care Affiliates, Inc.

                                    EXHIBIT A

                                       TO

                                 LEASE AGREEMENT

         FORM OF LEASE SUPPLEMENT AND MEMORANDUM OF LEASE AND AGREEMENT

         THIS LEASE SUPPLEMENT AND MEMORANDUM OF LEASE AND AGREEMENT dated _____________, 19__ (this "Lease Supplement") is between MELLON FINANCIAL SERVICES CORPORATION #4, as Lessor (the "Lessor"), and GENESIS ELDERCARE PROPERTIES, INC., a Pennsylvania corporation and a wholly-owned subsidiary of Genesis Health Ventures, Inc., as Lessee (the "Lessee");

                              W I T N E S S E T H:

         WHEREAS, Lessee and Lessor have heretofore entered into that certain Amended and Restated Lease and Agreement dated as of October 7, 1996 (as amended, supplemented, or otherwise modified from time to time, the "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Lease; and

         WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement on each Site Acquisition Closing Date substantially in the form hereof for the purpose of confirming the acceptance and lease of certain Site(s), specifying the Rent applicable to such Site(s) and setting forth certain other matters, all as required pursuant to the Lease;

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                  1. Delivery and Acceptance. Lessor hereby delivers and leases to, and confirms delivery and lease to, Lessee, and Lessee hereby accepts delivery and leases, and confirms acceptance of delivery and lease, from Lessor, under the Lease as hereby supplemented, of the Site(s) listed on Schedule I hereto. The term "Site" includes, without limitation, all of the right, title and interest of Lessor

Lease Supplement

         or Lessee in and to the following and any proceeds (including, without limitation, insurance and condemnation proceeds) thereof:

                  (A) the real property described in Schedule I attached hereto (the "Land"); all buildings, structures and other improvements now or in the future located on the Land (the "Improvements"; the Improvements and the Land are sometimes collectively referred to herein as the "Property");

                  (B) all the estate, right, title, claim or demand whatsoever of Lessor or Lessee, in possession or expectancy, in and to the Property or any part thereof;

                  (C) all right, title and interest of Lessor in and to all of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property (all of the foregoing in this paragraph (C) being referred to as the "Fixtures");

                  (D) all right, title and interest of Lessor or Lessee in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, refrigerators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers (excluding software), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps,

Lease Supplement

         tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

                  (E) all right, title and interest of Lessor or Lessee in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures and Equipment, subsequently acquired by Lessor or Lessee or constructed, assembled or placed by Lessor or Lessee on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further lease, mortgage, conveyance, assignment or other act by Lessor or Lessee;

                  (F) all right, title and interest of Lessor or Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof; and all general intangibles related to the operation of the Improvements now existing or hereafter arising; and

                  (G) all right, title and interest of Lessor or Lessee in and to (to the extent assignable) (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof and (ii) all plans and specifications relating to the Property.

                  2. Warranty. Lessee hereby represents and warrants that no event which would constitute a Casualty or an Event of Taking and no notice of such Casualty or Event of Taking has been given to Lessee or any of its Affiliates with respect to the Sites under the Lease has occurred with respect to the Sites set forth on Schedule I hereto as of the date hereof. Lessee hereby reaffirms each of the representations and warranties set forth at Section 4.1 of the Participation Agreement as if made on the date hereof, except to the extent any such representation and warranty relates to an earlier date, including the Sites set forth on Schedule I hereto are free and clear of all Liens other than Permitted Liens.

                  3. Term, Applicable Percentage. The term of this Lease Supplement shall commence on the date hereof and end on the Lease Termination Date. The Applicable Percentage on each Payment Date is set forth in the appropriate portion of Schedule II.

Lease Supplement

                  4. Renewal Terms, Lessee's Cost and Estimated Sales Costs. With respect to the Sites covered by this Lease Supplement and subject to the consent of the Participants pursuant to Section 2.10 of the Participation Agreement, Lessee shall have a five-year renewal option to be exercised pursuant to Section 6.1 of the Lease. The estimated sales costs for the Sites are set forth in Schedule II attached hereto.

                  5. Confirmation. Lessee hereby confirms its agreement, in accordance with the Lease as supplemented by this Lease Supplement, to pay Rent to Agent, for the benefit of Lessor, for the Sites leased hereunder. Nothing herein shall reduce Lessee's obligation to make all other payments required under the Lease, including those payments to be made on the last day of the Lease Term pursuant to Article VI of the Lease.

                  6. Incorporation into Lease. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, shall be and remain in full force and effect and shall govern the Sites described in Schedule I hereto.

                  7. References. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution and delivery of this Lease Supplement may refer to the "Lease Agreement, dated as of October 7, 1996", or may identify the Lease in any other respect without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

                  8. Recording. Lessor and Lessee agree that this Lease Supplement shall be recorded at Lessee's sole cost and expense as required under Section 21.19 of the Lease.

                  9. Counterparts. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

                  10. Nature of Transaction. (A) IT IS THE INTENT OF THE PARTIES HERETO THAT: (i) THE TRANSACTION CONTEMPLATED HEREBY CONSTITUTES AN OPERATING LEASE FROM LESSOR TO LESSEE FOR PURPOSES OF LESSEE'S FINANCIAL REPORTING, (ii) THE TRANSACTION CONTEMPLATED HEREBY PRESERVES OWNERSHIP IN THE SITES TO LESSEE FOR PURPOSES OF FEDERAL AND STATE TAX AND

Lease Supplement

         BANKRUPTCY PURPOSES, (iii) LESSEE, PURSUANT TO THE LEASE, GRANTS A SECURITY INTEREST OR LIEN, AS THE CASE MAY BE, IN THE SITES AND THE OTHER COLLATERAL TO LESSOR, (iv) FOR PURPOSES OF FEDERAL AND STATE TAX AND BANKRUPTCY PURPOSES, THE PAYMENT BY LESSEE OF BASIC RENT SHALL BE TREATED AS PAYMENTS OF INTEREST, AND THE PAYMENT BY LESSEE OF ANY AMOUNTS IN RESPECT OF THE LEASE BALANCE SHALL BE TREATED AS REPAYMENTS OF PRINCIPAL, AND (v) THE MORTGAGE AND ASSIGNMENT OF LEASE CREATE A LIEN AND SECURITY INTEREST IN LESSOR'S INTEREST IN AND TO THE SITES, THE LEASE AND THE OTHER OPERATIVE DOCUMENTS, SUBJECT TO CERTAIN LIMITED EXCEPTIONS. NEVERTHELESS, LESSEE ACKNOWLEDGES AND AGREES THAT NONE OF LESSOR, AGENT OR ANY LENDER HAS PROVIDED OR WILL PROVIDE TAX, ACCOUNTING OR LEGAL ADVICE TO LESSEE REGARDING THE OVERALL TRANSACTION OR MADE ANY REPRESENTATIONS OR WARRANTIES CONCERNING THE TAX, ACCOUNTING OR LEGAL CHARACTERISTICS OF THE OPERATIVE DOCUMENTS AND THAT LESSEE HAS OBTAINED AND RELIED UPON SUCH TAX, ACCOUNTING AND LEGAL ADVICE CONCERNING THE OPERATIVE DOCUMENTS AS IT DEEMS APPROPRIATE.

                  (B) SPECIFICALLY, WITHOUT LIMITING THE GENERALITY OF SUBSECTION (A) OF THIS SECTION 10, BUT UNDERSTANDING THAT THE PARTIES' CHARACTERIZATION IS NOT THE SOLE DETERMINANT OF THE ISSUE, THE PARTIES HERETO INTEND AND AGREE THAT WITH RESPECT TO THE NATURE OF THE TRANSACTIONS EVIDENCED BY THIS LEASE IN THE CONTEXT OF THE EXERCISE OF REMEDIES UNDER THE OPERATIVE DOCUMENTS, RELATING TO AND ARISING OUT OF ANY INSOLVENCY OR RECEIVERSHIP PROCEEDINGS OR A PETITION UNDER THE UNITED STATES BANKRUPTCY LAWS OR ANY OTHER APPLICABLE INSOLVENCY LAWS OR STATUTE OF THE UNITED STATES OF AMERICA OR ANY STATE OR COMMONWEALTH THEREOF AFFECTING LESSEE, LESSOR OR ANY LENDER OR ANY ENFORCEMENT OR COLLECTION ACTIONS, THE TRANSACTIONS EVIDENCED BY THE OPERATIVE DOCUMENTS ARE LOANS MADE BY THE LESSOR AND THE LENDERS AS UNRELATED THIRD PARTY LENDERS TO LESSEE SECURED BY THE SITES.

                  11. Grant and Foreclosure on Lessee's Estate.1 Lessee hereby grants to ____________________, as trustee (together with all successor trustees, the "Trustee") for the benefit of ______________, IN TRUST, WITH POWER OF SALE, all of Lessee's right, title and interest in and to the Sites listed on Schedule I and, upon the occurrence of a Lease Event of Default, Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to cause Trustee to sell such Sites by

--------
1 To be conformed to requirements of local law for each state.

Lease Supplement

         notifying Trustee of that election and depositing with Trustee this instrument and receipts and evidence of expenditures made and secured hereby as Trustee may reasonably require. Upon receipt of any such notice from Lessor, Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, Trustee may without further notice or demand sell and convey the Sites in accordance with the above-referenced statutes. The Sites may be sold as a whole or in separate lots, parcels or items and in such order as Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Lessor may purchase all or any part of the Sites at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of the Sites, at a public or private auction, are all commercially reasonable. Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including Lessee, Trustee or Lessor, may purchase at any sale. After deducting all costs, fees and expenses of Lessor and Trustee, including costs of evidence of title in connection with any sale, Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively, the "Obligations"): (i) first, all amounts expended by or for the account of Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Accrued Variable Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if this Lease had been terminated with respect to all of the Sites then subject to this Lease under Section 6.3, and all other amounts then payable by Lessee under this Lease and the other Operative Documents, with Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, Trustee may postpone the sale of all or any portion of the Sites by

Lease Supplement

         public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of the Sites or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligations have been satisfied or the entire Sites sold, without defect or irregularity. No action of Lessor or Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. Lessor shall have the right, with the irrevocable consent of Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to Lessee, which receiver shall be authorized and empowered to enter upon and take possession of the Sites, including all personal property constituting a permanent part of the Site and fixtures thereto used upon or in connection with the real property herein conveyed (and any other personal property constituting a part of the Site which Lessee acquired with the funds of Lessor or the Lenders), to let the Sites, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of the Sites to another party and apply the rents after payment of all necessary charges and expenses to reduction of the Obligations in such order, proportion and priority as Lessor may elect. At the option of Lessor, the receiver shall accomplish entry and taking possession of the Sites by actual entry and possession or by notice to Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by Lessor for the purpose of protecting the value of the Sites as security for the Obligations. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligations if Lessee or a junior lienholder purchases the Sites at the trustee's sale. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to Lessor. Regardless of whether Trustee resigns, Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder

Lease Supplement

         in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where a Site is located, a document executed by Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE SITES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY LESSEE UNDER THIS INSTRUMENT.

                  12. Governing Law. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT THAT FORECLOSURE UPON THE SITES SUBJECT TO THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE SITE SUBJECT TO THIS LEASE SUPPLEMENT IS LOCATED.

                  [remainder of page intentionally left blank]

Lease Supplement

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered on the day and year first above written.

                                                 MELLON FINANCIAL SERVICES

                                                 CORPORATION, as Lessor

                                                 By___________________________
                                                 Name Printed:________________
                                                 Title:_______________________

                                                 Address:
                                                 One Mellon Bank Center
                                                 Rm 151-4444
                                                 Pittsburgh, PA 15258-0001
                                                 Attention:  Leasing Group

                                                 GENESIS ELDERCARE PROPERTIES,
                                                 INC., as Lessee

                                                  By___________________________
                                                  Name Printed:________________
                                                  Title:_______________________

                                                  Address:
                                                  148 West State Street
                                                  Kennett Square, PA 19348
                                                  Attn:  George V. Hager, Jr.

           [Conform execution and acknowledgments to applicable state requirements in state where applicable Site is located]

Lease Supplement

STATE OF _______________   )
                           )  SS.:
COUNTY OF ______________   )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _______________, State of ____________, this ____ day of _______________, 19____, by
___________________________, as _________________________ of GENESIS ELDERCARE
PROPERTIES, INC., a Pennsylvania corporation, on behalf of the corporation.

[Notarial Seal]                                      _________________________

                                  Notary Public

My commission expires:________________

               [USE APPROPRIATE NOTARY FORMS FOR APPLICABLE STATE]

Lease Supplement

STATE OF _______________ )
                         )  SS.:
COUNTY OF ______________ )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _______________, State of ____________, this ____ day of _______________, 19____, by
___________________________, as _________________________ of MELLON FINANCIAL
SERVICES CORPORATION #4, on behalf of the Corporation.

[Notarial Seal]                                      _________________________

                                  Notary Public

My commission expires:________________

               [USE APPROPRIATE NOTARY FORMS FOR APPLICABLE STATE]

                                Lease Supplement

                                   SCHEDULE I

                                       TO

                                LEASE SUPPLEMENT

                                      Sites

                                Lease Supplement

                                   SCHEDULE II

                                       TO

                                LEASE SUPPLEMENT



               Applicable             Estimated                Principal
Site           Percentage            Sales Costs           Amortization Amount